KEY ENERGY GROUP, INC.

                          $52,000,000 Principal Amount


	of 7% Convertible Subordinated Debentures Due 2003


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                                    INDENTURE


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                            Dated as of July 3, 1996


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      AMERICAN STOCK TRANSFER & TRUST COMPANY

                                     Trustee


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



                                TABLE OF CONTENTS


          Page

                                    ARTICLE 1


DEFINITIONS AND INCORPORATION

BY REFERENCE

Section 1.1
Definitions....................................................
1

Section 1.2   Other
Definitions.............................................. 6

Section 1.3   Incorporation by Reference of Trust Indenture
Act.............. 6

Section 1.4   Rules of
Construction.......................................... 7

                                    ARTICLE 2


THE SECURITIES

Section 2.1   Form and Dating; Securities in Global
Form..................... 7

Section 2.2   Execution and
Authentication................................... 8

Section 2.3   Registrar, Paying Agent, Depository and Securities
Custodian... 8

Section 2.4   Paying Agent to Hold Money in
Trust............................ 9

Section 2.5   Holder
Lists................................................... 9

Section 2.6   Transfer and
Exchange..........................................10

Section 2.7   Replacement
Securities.........................................16

Section 2.8   Outstanding
Securities.........................................16

Section 2.9   Treasury
Securities............................................16

Section 2.11
Cancellation...................................................17


Section 2.12  Defaulted
Interest.............................................17

                                    ARTICLE 3


REDEMPTION

Section 3.1   Notices to
Trustee.............................................17

Section 3.2   Selection of Securities to be
Redeemed.........................18

Section 3.3   Notice of
Redemption...........................................18

Section 3.4   Effect of Notice of
Redemption.................................19

Section 3.5   Deposit of Redemption
Price....................................19

Section 3.6   Securities Redeemed in
Part....................................20

Section 3.7   Optional
Redemption............................................20

                                TABLE OF CONTENTS
                   (Continued)
                                        						Page

                                    ARTICLE 4


COVENANTS

Section 4.1   Payment of
Securities..........................................20

Section 4.2   Maintenance of Office or
Agency................................21

Section 4.3   SEC
Reports....................................................21

Section 4.4   Compliance
Certificate.........................................22

Section 4.5   Compliance with Laws;
Taxes....................................23

Section 4.6   Stay, Extension and Usury
Laws.................................23

Section 4.7   Corporate
Existence............................................23

Section 4.8
Liquidation....................................................24


Section 4.9   Limitation on Dispositions of
Assets...........................24

Section 4.10  Change of
Control..............................................24

Section 4.11  Additional Subsidiary
Guarantees...............................25

                                    ARTICLE 5


SUCCESSORS

Section 5.1   When the Company May Merge,
etc................................26

Section 5.2   Successor Corporation
Substituted..............................27

                                    ARTICLE 6


DEFAULTS AND REMEDIES

Section 6.1   Events of
Default..............................................27

Section 6.2
Acceleration...................................................29


Section 6.3   Other
Remedies.................................................29

Section 6.4   Waiver of Past
Defaults........................................29

Section 6.5   Control by
Majority............................................29

Section 6.6   Limitation on
Suits............................................30

Section 6.7   Rights of Holders to Receive
Payment...........................30

Section 6.8   Collection Suit by
Trustee.....................................30

Section 6.9   Trustee May File Proofs of
Claim...............................31

Section 6.10
Priorities.....................................................31


Section 6.11  Undertaking for
Costs..........................................32

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                                TABLE OF CONTENTS
                   (Continued)
   Page

                                    ARTICLE 7


TRUSTEE

Section 7.1   Duties of a
Trustee............................................32

Section 7.2   Rights of
Trustee..............................................33

Section 7.3   Individual Rights of
Trustee...................................34

Section 7.4   Trustee's
Disclaimer...........................................34

Section 7.5   Notice of
Defaults.............................................34

Section 7.6   Reports by Trustee to
Holders..................................34

Section 7.7   Compensation and
Indemnity.....................................35

Section 7.8   Replacement of
Trustee.........................................35

Section 7.9   Successor Trustee by Merger,
etc...............................36

Section 7.10  Eligibility;
Disqualification..................................36

Section 7.11  Preferential Collection of Claims Against Company


		and Subsidiary
Guarantors......................................37

                                    ARTICLE 8


DISCHARGE OF INDENTURE

Section 8.1   Termination of Company's and Subsidiary
Guarantors' Obligation.37

Section 8.2   Application of Trust
Money.....................................38

Section 8.3   Repayment to
Company...........................................38

Section 8.4
Reinstatement..................................................39

                                    ARTICLE 9


AMENDMENTS

Section 9.1   Without Consent of
Holders.....................................39

Section 9.2   With Consent of
Holders........................................40

Section 9.3   Compliance with Trust Indenture
Act............................41

Section 9.4   Revocation and Effect of
Consents..............................41

Section 9.5   Notation on or Exchange of
Securities..........................41

Section 9.6   Trustee to Sign Amendments,
etc................................42

                                TABLE OF CONTENTS
                   (Continued)
                                        						Page

                                   ARTICLE 10

                              SUBSIDIARY GUARANTEES

Section 10.1  Subsidiary
Guarantees..........................................42

Section 10.2  Execution and Delivery of Subsidiary
Guarantees................43

Section 10.3  Subsidiary Guarantors May Consolidate, etc. on
Certain Terms...43

Section 10.4  Releases Following Sale of
Assets..............................44

Section 10.5  "Trustee" to Include Paying
Agent..............................44

Section 10.6  Limitation of Subsidiary Guarantor's
Liability.................45

                                   ARTICLE 11


CONVERSION Section 11.1  Right to
Convert...............................................45

Section 11.2  Exercise of Conversion Privilege; Issuance of
Common Stock

		on Conversion; No Adjustment for Interest or
Dividends.........46

Section 11.3  Cash Payments in Lieu of Fractional
Shares.....................47

Section 11.4  Conversion
Price...............................................47

Section 11.5  Adjustment of Conversion
Price.................................47

Section 11.6  Effect of Reclassification, Consolidation, Merger
or Sale......51

Section 11.7  Taxes on Shares
Issued.........................................52

Section 11.8  Reservation of Shares; Shares to be Fully Paid;
Compliance

		with Governmental Requirements; Listing of Common
Stock........52

Section 11.9  Responsibility of
Trustee......................................53

Section 11.10 Notice to Holders Before Certain
Actions.......................54

                                                ARTICLE 12


SUBORDINATION

Section 12.1  Agreement to
Subordinate.......................................55

Section 12.2  Certain
Definitions............................................55

Section 12.3  Liquidation; Dissolution;
Bankruptcy...........................56

Section 12.4  Company Not to Make Payments with Respect to
Securities in

		Certain
Circumstances..........................................56

Section 12.5  Acceleration of
Securities.....................................57

Section 12.6  When Distribution Must Be Paid
Over............................57

Section 12.7  Notice by
Company..............................................57

Section 12.8
Subrogation....................................................57


Section 12.9  Relative
Rights................................................57

Section 12.10 Subordination May Not be Impaired by
Company...................58

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                                TABLE OF CONTENTS
                   (Continued)
                                        							Page

 Section 12.11  Distribution or Notice to
Representative......................58

Section 12.12  Rights of Trustee and Paying
Agent............................58

Section 12.13  Effectuation of Subordination by
Trustee......................59

                                   ARTICLE 13


MISCELLANEOUS

Section 13.1   Trust Indenture Act
Controls..................................59

Section 13.2
Notices.......................................................59

Section 13.3   Communication to Holders with Other
Holders...................61

Section 13.4   Certificate and Opinion as to Conditions
Precedent............61

Section 13.5   Statements Required in
Certificate............................61

Section 13.6   Rules by Trustee and
Agents...................................61

Section 13.7   Additional Rights of Holders of Transfer
Restricted
					Securities..................................................
 ..61

Section 13.8   Legal
Holidays................................................62

Section 13.9   No Recourse Against
Others....................................62

Section 13.10  Duplicate
Originals...........................................62

Section 13.11  Governing
Law.................................................62

Section 13.12  No Adverse Interpretation of Other
Agreements.................62

Section 13.13
Successors....................................................62

Section 13.14
Severability..................................................62

Section 13.15  Counterpart
Originals.........................................63

Section 13.16  Table of Contents, Headings,
 .................................63

         INDENTURE dated as of July 3, 1996, among KEY ENERGY GROUP, INC., a Maryland corporation (the "Company"), YALE E. KEY, INC., a Texas corporation ("Yale E. Key"), WELLTECH EASTERN, INC., a Delaware corporation ("WellTech Eastern"), ODESSA EXPLORATION, INC., a Delaware corporation ("Odessa"); and KEY ENERGY DRILLING, INC., D/B/A CLINT HURT DRILLING, a Delaware corporation ("Clint Hurt"), SERVICIOS WELLTECH, SA, an Argentine corporation ("Servicios"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, a Delaware corporation, as trustee (the "Trustee").

         The Company and, with respect to Article 10 only, Yale
E. Key, WellTech Eastern, Odessa, Clint Hurt and Servicios, jointly and severally, and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 7% Convertible Subordinated Debentures due 2003 (collectively, the "Securities"):

                                    ARTICLE 1


DEFINITIONS AND INCORPORATION

BY REFERENCE



Section 1.1. Definitions.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through the ownership of Voting Stock, by agreement or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing; provided, however, that beneficial ownership of 10% or more of the Voting Stock of a person shall be deemed control.

         "Agent" means any  Registrar (as defined in Section
2.3),  Paying Agent (as defined in Section 2.3) or co-Registrar.

         "Board of Directors" means the Board of Directors of the Company, or any authorized committee of the Board of Directors.

         "Board Resolution" means a resolution of the Board of Directors of the Company.

         "Business  Day" means each  Monday,  Tuesday,
Wednesday, Thursday and Friday that is not a day on which banking institutions in the Borough of Manhattan, New York,
 New York are authorized or obligated by law or executive order to close.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participation or other equivalents (however designated) of corporate stock, including each class of common stock and preferred stock of such Person and any warrants, options or other rights to acquire such stock.

         "Common Stock" means, any stock of any class of the Company that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 11.6, however, shares issuable on conversion of Securities shall include only shares of the class or classes resulting that have no preference in respect of dividends  or of amounts  payable in the event of any
voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company, provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from
all such  reclassifications  bears to the total   number  of
shares  of  all  such  classes   resulting   from  all  such
reclassifications.

         "Consolidated Net Worth" with respect to any Person means the amount by which the assets of such Person and its Subsidiaries on a consolidated basis exceed the sum of (i) the total liabilities of such Person and its Subsidiaries on a consolidated basis, plus (ii) Disqualified Capital Stock of such Person or Disqualified Capital Stock of any Subsidiary of such Person issued to any Person other than such Person or another Wholly Owned Subsidiary of such Person, all as determined on a consolidated basis and in accordance with GAAP.

         "Conversion Price" has the meaning set forth in Section
11.4.

         "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 13.2 or such other address as the Trustee may give by notice to the Company.

         "Debentures" means the 7% Convertible  Subordinated
Debentures due July 1, 2003 issued under this Indenture.

         "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

         "Definitive Securities" means Securities that are in the form of the Debenture attached hereto as Exhibit A that do not include the information called for by footnotes 1 and 2 thereof.

         "Depository" means, with respect to the Securities issuable or issued in whole or in part in global form, the Person specified in Section 2.3 as the Depository with respect to the Securities, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and, thereafter, "Depository" shall mean or include such successor.

         "Disqualified Capital Stock" means any Capital Stock that, by its terms or by the terms of any security into which, at the option of the holder, it is convertible or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased, including at the option of the holder, in whole or in par, or has, or upon the happening of an event or the passage of time would have, a redemption or similar payment due, on or before the maturity date of the Securities.

         "Exchange Act" means the Securities Exchange Act of
1934, as amended.

         "GAAP" means generally accepted accounting principles as in effect in the United States of America as of any date of determination.

         "Global Security" means a Security that contains the additional paragraph referred to in footnote 1 to the form of Debenture and the additional schedule referred to in footnote
2 to the form of Debenture.

         "Group of Persons" means any group of Persons or other entities acting in concert as a partnership or other group within the meaning of Section 13(d) of the Exchange Act.

         "Holder" means a person in whose name a Security is registered in the records of the Registrar.

         "Indebtedness" means, with respect to any Person, without duplication, (i) any indebtedness of such Person for money borrowed or for the deferred purchase price of property or services (other than any such balance that represents an account payable or any other monetary obligation to a trade creditor created, incurred, assumed or guaranteed by such Person in connection with obtaining goods, materials or services and due within 12 months (or such longer period for payment as is customarily extended by such trade creditor) of the incurrence thereof, which account is not overdue by more than 120 days, according to the original terms of sale, unless such account payable is being contested in good faith or has otherwise been extended), (ii) all capitalized lease obligations, (iii) any such indebtedness or obligation secured by any Lien on the assets of such Person and
(iv) any such indebtedness or obligation of others which such Person has directly or indirectly guaranteed, endorsed with recourse (otherwise than for collection, deposit or other similar transactions in the ordinary course of business), agreed to purchase or repurchase or in respect of which such Person has agreed contingently to supply or advance funds.

         "Indenture" means this Indenture, as amended or supplemented from time to time.

         "Issue Date" means the date on which the Debentures are originally issued under this Indenture.

         "Lien" means, with respect to any Person, any mortgage, pledge, lien, encumbrance, easement, restriction, covenant, right-of-way, charge or adverse claim affecting title or resulting in an encumbrance against real or personal property of such Person, or a security interest of any kind whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option, right of first refusal or other similar agreement to sell in each case securing obligations of such Person and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statute or statutes) of any jurisdiction).

         "Memorandum" means the Confidential Private Placement
Memorandum, dated June 28, 1996, of the Company relating to the Securities and the Offering.

         "Obligations" means any principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

         "Offering" means the sale of the Securities to the Purchasers.

         "Officers" means the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, Controller, Secretary or any Vice President of the Company or of any Subsidiary Guarantor, as the case may be.

         "Officers' Certificate" means a certificate signed by two Officers, one of whom who must be the principal executive officer, principal financial officer or principal accounting officer of the Company.

         "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company, any Subsidiary Guarantor or the Trustee.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

         "Property" means with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, Capital Stock in any other Person.

         "Purchasers" means the initial purchasers of the Debentures.

         "Qualified   Capital  Stock"  means  any  Capital
Stock  that  is  not Disqualified Capital Stock.

         "Registration Rights Agreement" means the Registration
Rights Agreement dated as of the date hereof by and among the Company and the Purchasers, as such agreement may be amended, modified or supplemented from time to time.

         "Related Person" means (i) any Affiliate of the Company, (ii) any individual or other Person who directly or indirectly holds 10% or more of any class of Capital Stock of the Company, (iii) any relative of such individual by blood, marriage or adoption not more remote than first cousin and
(iv) any officer or director of the Company.

         "Responsible Officer" when used with respect to the Trustee, means any officer within the Corporate Trust Office (or any successor group of the Trustee) including any President, Vice President, Secretary, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means the Debentures issued pursuant to this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities  Custodian"  means the  Person  named in
Section 2.3, as custodian with respect to the Securities in global form, or any successor entity thereto.

         "Senior Indebtedness" has the meaning provided in
Section 12.2 hereof.

         "Servicios Default Payment" means an increase of fifty (50) basis points (1/2%) on the interest rate payable on the Debentures, which increase is payable during such period of time as a Servicios Guaranty Default exists.

         "Servicios Guaranty Default" means the failure of Servicios, at anytime after August 3, 1996, to have obtained the approval of its shareholders to the incurrence by Servicios of its covenants and obligations under this Indenture.

         "Shelf Registration Statement" means a registration statement filed with the SEC relating to the sale by the holders thereof of Common Stock to be acquired upon conversion of the Securities.

         "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other Persons shall, at the time as of which any determination is being made, be owned by the Company either directly or through Subsidiaries.

         "Subsidiary Guarantors" means each of (i) Yale E. Key, (ii) WellTech Eastern, (iii) Odessa, (iv) Clint Hurt,
 (v) Servicios and (vi) any other Subsidiary of the Company that executes a Subsidiary Guarantee in accordance with the provisions of this Indenture, and their respective successors and assigns.

         "TIA"  means  the  Trust  Indenture  Act  of  1939  (15
 U.S.C.  ss.ss. 77aaa-77bbbb),  as amended by the Trust
Indenture Reform Act of 1990, and as in effect on the date on which this Indenture is qualified under the TIA.

         "Trading Day" means a day on which the American  Stock
Exchange and the NASDAQ --NMS are open for the transaction of business.

         "Transfer Restricted Securities" means Securities that bear or are required to bear the legend set forth in
Section 2.6 hereof.

         "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

         "U.S. Government Obligations" means direct obligations of the United States of America, or any agency or instrumentality thereof for the payment of which the full faith and credit of the United States of America is pledged.

         "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof (whether at all times or only so long as no senior class of stock has voting power by reason of any contingency) to vote in the election of members of the Board of Directors or other governing body of such Person.

         "Wholly-Owned Subsidiary" means a Subsidiary, all the Capital Stock (other than directors' qualifying shares, if applicable) of which is owned by the Company or another
Wholly Owned Subsidiary.

Section 1.2 Other Definitions.
                                 Defined in Term
                                                Section

"Bankruptcy
Law"........................................................6.1

Change of
Control"....................................................4.10

"Change of Control
Date"...............................................4.10

"Change of Control
Offer"..............................................4.10

"Change of Control Payment
Date".......................................4.10
"Custodian"......................................................
 .......6.1

"Event of
Default"......................................................6.1


"Expiration
Time"......................................................11.5

"Legal
Holiday"........................................................1
3.8

"Paying
Agent"..........................................................2
 .3

"Purchased
Shares".....................................................11.5
"Registrar"......................................................
 .......2.3

"Representative".................................................
 ......12.2

"Securities
Register"...................................................2.3

Section 1.3 Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

         "indenture   securities"   means  the  Securities  and
the  Subsidiary Guarantees;

         "indenture security holder" means a Holder;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee;

         "obligor" on the Securities means the Company, any successor obligor and any Subsidiary Guarantor upon the Securities.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 1.4 Rules of Construction.

         Unless the context otherwise requires:

                  (1)      a term has the meaning assigned to it;

                  (2)      an  accounting  term not  otherwise
defined  has the

                           meaning assigned to it in accordance
with GAAP;

                  (3)      "or" is not exclusive;

                  (4)      words in the singular include the
plural,  and in the

plural include the singular; and

                  (5)      provisions    apply   to   successive
   events   and

transactions.

                                    ARTICLE 2
             THE SECURITIES

Section 2.1. Form and Dating; Securities in Global Form.

         The Debentures and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto, which is incorporated in and made a part of this Indenture and shall be in a principal amount at maturity of no greater than $52,000,000. The Subsidiary Guarantees shall be substantially in the form of Exhibit B hereto, the terms of which are incorporated in and made part of this Indenture.
The  Securities  may  have  notations,   legends  or
endorsements as required by law, stock exchange rule, agreements to which the Company is subject or usage. Each Security shall be dated the date of its authentication. The Securities shall be issued initially in denominations of $1,000 and whole multiples thereof.

         The  terms  and  provisions  contained  in  the
Securities,   and  the Subsidiary  Guarantee in the form annexed
hereto as Exhibit B, shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company, the Subsidiary Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         The Debentures will initially be issued in global form, substantially in the form of Exhibit A. Such Global Securities shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee or the Securities Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof.

         Payment of the principal of and any interest on any Security in global form shall be made to the Holder thereof.

Section 2.2. Execution and Authentication.

         Officers of the Company shall sign and attest the Securities for the Company by manual or facsimile signature.
The Company's seal shall be reproduced on the Securities.

         If an Officer  whose  signature  is on a Security no
longer  holds that office  at  the  time  the  Security  is
authenticated,   the  Security  shall nevertheless be valid.

         A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture. The form of Trustee's certificate of authentication to be borne by the Securities shall be substantially as set forth in Exhibit A hereto.

         The Trustee shall, upon receipt of an Officers' Certificate directing it to do so, authenticate Securities for original issue up to an aggregate principal amount stated in Section 2.1. The aggregate principal amount of Securities outstanding at any time may not exceed such amount, except as provided in Section 2.7.

         The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

Section 2.3. Registrar, Paying Agent, Depository and Securities
Custodian.

         The Company shall maintain (i) an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and (ii) an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange (the "Securities Register"). The Company may appoint one or more co-Registrars and one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. The Company may change any

 Paying Agent, Registrar or co-Registrar without notice to any Holder. The Company shall notify the Trustee and the Trustee shall notify the Holders of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar. The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with Section 7.7 hereof.

         The Company initially appoints the Trustee as Registrar, Paying Agent and agent for service of notices and demands in connection with the Securities.

         The Company initially  appoints The Depositary Trust
Company ("DTC") to act as Depositary with respect to the Global
Securities.

         The Company initially appoints Cede & Co. to act as Securities Custodian with respect to the Global Securities.

Section 2.4. Paying Agent to Hold Money in Trust.

         The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Securities, and will notify the Trustee of any default by the Company or any Subsidiary Guarantor in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company) shall have no further liability for the money delivered to the Trustee. If the Company or any Subsidiary Guarantor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

Section 2.5. Holder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA ss.312(a). If the Trustee is not the Registrar, the Company and/or any Subsidiary Guarantor shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders, including the aggregate principal amount of Securities held by them, and the Company and the Subsidiary Guarantors shall otherwise comply with TIA ss.312(a).

Section 2.6 Transfer and Exchange.

         (a) Transfer and Exchange of  Definitive  Securities.
When Definitive Securities are presented to the Registrar or co-Registrar with a request:

          (x)  to register the transfer of the Definitive
Securities; or          (y)  to exchange such  Definitive
Securities  for an equal  principal               amount   of
Definitive    Securities   of   other    authorized
 denominations,

the Registrar or  co-Registrar  shall register the transfer or make the exchange as  requested  if its  requirements  for such
transactions  are met;  provided, however,   that  the
Definitive   Securities   presented  or  surrendered   for
registration of transfer or exchange:

          (i)  shall be duly endorsed or accompanied by a
written instruction of               transfer in form
satisfactory to the Registrar or  co-Registrar,
duly  executed  by the Holder  thereof or by his  attorney,
duly               authorized in writing; and

          (ii) in the case of Transfer Restricted Securities
that are Definitive               Securities,  shall be
accompanied by the following additional information and documents, as applicable:

               (A)  if such Transfer  Restricted  Security is
being delivered to                    the Registrar or co-
Registrar by a Holder for  registration                    in
the   name  of  such   Holder,   without   transfer,   a
           certification from such Holder to that effect; or

               (B)  if such Transfer Restricted Security is
being transferred to                    a  qualified
institutional  buyer (as  defined in Rule 144A
 under the Securities Act) in accordance with Rule 144A under
                the   Securities  Act  or  pursuant  to  an
exemption  from                    registration   in  accordance
 with  Rules  144  or  145  or                    Regulation  S
under the  Securities  Act or  pursuant  to an
 effective registration statement under the Securities Act, a
                certification   to  that  effect  from  the
transferee  or                    transferor  and an Opinion of
Counsel from the transferee or                    transferor
reasonably  acceptable to the Company and to the
   Registrar or co-  Registrar to the effect that such transfer is in compliance with the Securities Act, or

               (C)  if such Transfer Restricted Security is
being transferred in                    reliance  on  another
exemption   from  the   registration
requirements of the Securities Act, a certification  to that effect and an Opinion of Counsel  reasonably
acceptable  to                    the  Company and to the
Registrar  or  co-Registrar  to the                    effect
that  such  transfer  is  in  compliance   with  the
       Securities Act.

         (b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

               (A)  if  such  Definitive   Security  is  a
Transfer  Restricted                    Security,  certification
in form and substance  satisfactory                    to the
Trustee  that  such  Definitive  Security  is  being
       transferred to a qualified  institutional  buyer (as
defined                    in Rule 144A under the  Securities
Act) in accordance  with                    Rule 144A under the
Securities Act; and

               (B)  whether  or  not  such  Definitive  Security
 is a  Transfer                    Restricted  Security,
written  instructions  directing  the                    Trustee
to make,  or to direct the  Securities  Custodian to
       make, an  endorsement  on the Global  Security to reflect
an                    increase in the aggregate principal amount
of the Securities                    represented by the Global
Security,

then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased accordingly. If no Global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate a new Global Security in the appropriate principal amount.

         (c)  Transfer  and  Exchange of Global  Securities.
The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the
Depositary therefor.

         (d)  Transfer  of a  Beneficial  Interest  in a Global
Security  for a Definitive Security.

          (i)  Any person having a beneficial  interest in a
Global Security may               upon request  exchange such
beneficial  interest for a Definitive               Security.
Upon receipt by the Trustee of written instructions (or
     such  other  form  of   instructions  as  is  customary
for  the               Depositary)  from the  Depositary or its
nominee on behalf of any               person having a
beneficial interest in a Global Security and upon
receipt by the  Trustee of a written  order or such other form
of               instructions  as is customary  for the
Depositary  or the person               designated by the
Depositary as having such a beneficial interest
containing  registration  instructions  and,  in  the  case  of
a               beneficial  interest in a Transfer  Restricted
Security only, the               following additional
information and documents (all of which may               be
submitted by facsimile):

               (A)  if such  beneficial  interest  is being
transferred  to the                    person  designated by the
Depositary as being the beneficial                    owner, a
certification from such person to that effect; or

               (B)  if  such  beneficial  interest  is  being
transferred  to a                    qualified institutional
buyer (as defined in Rule 144A under                    the
Securities  Act) in accordance  with Rule 144A under the
           Securities Act or pursuant to an exemption from
registration                    in  accordance  with Rules 144
or 145 or  Regulation S under                    the Securities
Act or pursuant to an effective  registration
statement under the Securities Act, a certification  to that effect from the  transferee or transferor  and an
Opinion of                    Counsel  from  the   transferee
or  transferor   reasonably                    acceptable   to
the  Company  and  to  the   Registrar   or
co-Registrar   to  the  effect  that  such  transfer  is  in
               compliance with the Securities Act; or

               (C)  if such beneficial interest is being
transferred in reliance                    on another  exemption
from the registration  requirements of                    the
Securities Act, a certification  to that effect from the
           transferee or transferor  and an Opinion of Counsel
from the                    transferee  or  transferor
reasonably  acceptable  to  the                    Company and
to the Registrar or co-Registrar to the effect that such transfer is in compliance with the Securities Act,

                    then  the  Trustee  or  the  Securities
Custodian,  at  the                    direction of the Trustee,
will cause, in accordance with the                    standing
instructions  and procedures  existing between the
     Depositary  and  the  Securities  Custodian,  the
aggregate                    principal  amount of the Global
Security to be reduced and,                    following such
reduction, the Company will execute and, upon
receipt  of  an  authentication  order  in  the  form  of an
               Officers'  Certificate,  the Trustee will
authenticate  and                    deliver to the transferee,
as the case may be, a Definitive                    Security.

               (ii) Definitive  Securities  issued in exchange
for a beneficial                    interest  in a  Global
Security  pursuant  to this  Section                    2.6(d)
shall  be  registered  in  such  names  and in  such
       authorized  denominations  as the  Depositary,  pursuant
to                    instructions  from its direct or  indirect
 participants  or                    otherwise,  shall  instruct
the Trustee.  The Trustee  shall                    deliver such
 Definitive Securities to the persons in whose names such Securities are so registered.

         (e)  Restrictions  on  Transfer  and  Exchange  of
Global  Securities. Notwithstanding   any  other  provisions  of
 this Indenture (other than the provisions set forth in subsection (f) of this Section 2.6), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         (f)  Authentication of Definitive  Securities in
Absence of Depositary. If at any time:

          (i)  the Depositary  for the Securities  notifies the
Company that the               Depositary is unwilling or unable
to continue as  Depositary  for               the Global
Securities and a successor  Depositary for the Global
   Securities is not  appointed by the Company  within 90 days
after               delivery of such notice; or

          (ii) the  Company,  at its sole  discretion,  notifies
 the Trustee in               writing  that it  elects  to cause
 the  issuance  of  Definitive               Securities under
this Indenture,

then the Company will execute, and the Trustee, upon receipt of an Officers' Certificate requesting the authentication and delivery of Definitive Securities, will authenticate and deliver Definitive Securities, in an aggregate principal amount equal to the principal amount of the Global Securities, in exchange for such Global Securities.

         (g) Legends.

          (i)  Except  as  permitted  by  the  following
paragraph  (ii),  each               Debenture  certificate
evidencing the Global  Securities and the
Definitive  Securities  (and all  Debentures  issued in
exchange               therefor  or  substitution   thereof)
shall  bear  a  legend  in               substantially the
following form:

         THE DEBENTURE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE, SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER
 THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE DEBENTURE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE DEBENTURE EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE DEBENTURE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH DEBENTURE EXCEPT (A) TO KEY ENERGY GROUP, INC. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO AMERICAN STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE DEBENTURE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE DEBENTURE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE DEBENTURE EVIDENCED HEREBY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH DEBENTURE, THE

HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, AS
 TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO AMERICAN STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS
LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE DEBENTURE EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          (ii) Upon any  sale or  transfer  of a  Transfer
Restricted  Security               (including  any Transfer
Restricted  Security  represented  by a               Global
Security) pursuant to an effective  registration statement
        under the Securities Act or satisfying the condition set
forth in               subclause  (2)(E)  of the  legend  set
forth in the  immediately               preceding paragraph:

               (A)  in the case of any Transfer  Restricted
Security  that is a                    Definitive  Security,
the Registrar or  co-Registrar  shall                    permit
the  Holder   thereof  to  exchange   such  Transfer
       Restricted  Security for a Definitive Security that does
not                    bear the legend set forth above and
rescind any  restriction                    on the transfer of
such Transfer Restricted Security; and

               (B)  any  such  Transfer  Restricted  Security
represented  by a                    Global  Security  shall not
be subject to the provisions set                    forth in (i)
above  (such sales or  transfer  being  subject
  only to the provisions of Section 2.6(c) hereof);  provided, however, that with respect to any request for
an exchange of                    a Transfer  Restricted
Security  that is  represented  by a                    Global
Security for a Definitive Security that does not bear
        a legend, which request is made in reliance upon Rule
144 or                    145,  the  Holder  thereof  shall
certify in writing to the                    Registrar or
co-Registrar  and shall  provide an Opinion of
 Counsel to the Registrar or  co-Registrar  that such request is being made pursuant to Rule 144 or 145.

                  (h)  Cancellation  or Adjustment of Global
Security. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, redeemed, repurchased or canceled, such Global Security shall be returned to or retained and canceled by the Trustee. At any time before such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an endorsement shall be made on such Global Security, by the Trustee or the Securities Custodian, at the direction of the Trustee, to reflect the reduction.

         (i) Obligations with respect to Transfers and Exchanges of Definitive Securities.

          (i)  To permit  registrations of transfers and
exchanges,  the Company               shall  execute  and the
Trustee  shall  authenticate  Definitive
Securities   and  Global   Securities  at  the   Registrar's
or               co-Registrar's request.

          (ii) No service charge shall be made to a Holder for
any  registration               of transfer or exchange, but the
Company may require payment of a               sum sufficient to
cover any transfer tax or similar  governmental
charge  payable  in  connection  therewith  (other  than any
such               transfer  taxes  or  similar  governmental
charge  payable  upon               exchanges or  transfers
pursuant to Sections  2.10,  3.6 and 9.5               hereof).

          (iii)The Registrar or  co-Registrar  shall not be
required to register               the transfer or exchange of
any Definitive  Security selected for               redemption
in whole or in part, except the unredeemed portion of any Definitive Security being redeemed in part.

          (iv) All Definitive  Securities and Global  Securities
issued upon any               registration of transfer or
exchange of Definitive  Securities or               Global
Securities shall be the valid obligations of the Company,
       evidencing the same debt, and entitled to the same
benefits under               this Indenture as the Definitive
Securities or Global Securities               surrendered upon
such registration of transfer or exchange.

          (v)  The Company shall not be required:

               (A)  to issue,  register the  transfer of or
exchange  Securities                    during a period
beginning at the opening of business 15 days
before the day of any selection of Securities for redemption under Section 3.2 and ending at the close of
business of the                    day of selection, or

               (B)  to register  the  transfer  or  exchange of
any  Security so                    selected  for  redemption
in whole or in part,  except  the                    unredeemed
portion of any Security being redeemed in part.

          (vi) Before  due  presentment  for  registration  of
transfer  of any               Security,  the  Trustee,  any
Agent and the  Company may deem and               treat the
person in whose name any Security is  registered as the
     absolute  owner of such  Security  for the  purpose of
receiving               payment of principal of and interest on
such Security and for all               other  purposes
whatsoever,  whether  or not  such  Security  is
overdue, and neither the Trustee, any Agent nor the Company
shall               be affected by notice to the contrary.

Section 2.7 Replacement Securities.

         If any mutilated Security is surrendered to the Trustee or the Company, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Security, the Company shall issue and the Trustee, upon the written order of the Company signed by two Officers of the Company, shall
authenticate a replacement   Security  if  the  Trustee's
requirements for replacements of Securities are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Subsidiary Guarantors, the Trustee, any Agent or any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Company and the Trustee may charge for their expenses in replacing a Security.

         Every replacement Security is an additional obligation of the Company.

Section 2.8 Outstanding Securities.

         The  Securities   outstanding  at  any  time  are  all
the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those reductions in the interests in a Global Security effected by the Trustee hereunder, and those described in this Section
2.8 as not outstanding.

         If a Security is replaced pursuant to Section 2.7 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If the principal amount of any Security is considered paid under Section 4.1 hereof, it ceases to be outstanding, and interest on it ceases to accrue.

         Except as set forth in Section 2.9 hereof, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

Section 2.9 Treasury Securities.

         In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, any Subsidiary Guarantor or any Affiliate of the Company or any Subsidiary Guarantor (whether directly or by or through the Depository) shall be considered as though not outstanding, except that for purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that a Responsible Officer knows to be so owned shall be so considered.

Section 2.10 Temporary Securities.

         Until Definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Company and the Trustee consider appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee, upon receipt of an Officers' Certificate of the Company directing it to do so, shall authenticate Definitive Securities in exchange for temporary Securities. Until such exchange, temporary Securities shall be entitled to the same rights, benefits and privileges as Definitive Securities.

Section 2.11 Cancellation.

         The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, conversion, replacement or cancellation and shall destroy canceled Securities and certification of their destruction shall be delivered to the Company (subject to the record retention requirement of the Exchange Act) unless by a written order, signed by two Officers of the Company, the Company shall direct that canceled Securities be returned to it. The Company may not issue new Securities to replace Securities that it has redeemed or paid, converted or that have been delivered to the Trustee for cancellation.

Section 2.12 Defaulted Interest.

         If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the persons who are Holders on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five Business Days before the payment date, in each case at the rate provided in the Securities and in Section 4.1 hereof. The Company shall, with the consent of the Trustee, fix or cause to be fixed each such special record date and payment date. At least 15 days before the special record date, the Company (or the Trustee, in the name of and at the expense of the Company)
 shall mail to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

                                    ARTICLE 3
               REDEMPTION

Section 3.1 Notices to Trustee.

         If the Company elects to redeem Securities pursuant to the optional redemption provisions of Section 3.7 hereof, it shall furnish to the Trustee, at least 60 days but not more than 90 days before a redemption date, an Officers' Certificate setting forth the Section of this Indenture pursuant to which the redemption shall occur, the redemption date, the principal amount of Securities to be redeemed and the redemption price.

         If the Company is required to make an offer to redeem Securities pursuant to a Change of Control, it shall furnish to the Trustee, within 60 days after a Change of Control, an Officers' Certificate setting forth (a) the Section of this Indenture pursuant to which the redemption shall occur, (b) the date of the Change of Control, (c) the Change of Control Payment Date, (d) the principal amount of the Securities offered to be redeemed, (e) a statement that a Change of Control has occurred and a description thereof, and (f) a description of the procedures to be followed by Holders in order to have their Securities repurchased.

         If the Company is required to increase the interest rate on the Securities pursuant to the Registration
 Rights Agreement or as a Servicios Default Payment, it shall furnish to the Trustee not more than 15 days before the date such interest is due to be paid an Officers' Certificate setting forth the rate at which interest on the Securities is to be paid. The Company, or the Trustee, at the expense of the Company, shall notify the Holders of the change in interest rate by notice sent in accordance with Section 11.10(e) of this Indenture. Notwithstanding any other provisions of this Indenture, the Trustee shall have no duty to inquire as to whether the interest rate on the Securities has increased and shall not be bound by the terms and conditions of the Registration Rights Agreement or any other agreements or documents between the Holders and the Company.

Section 3.2 Selection of Securities to be Redeemed.

         If less than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed among the Holders of the Securities in accordance with a method the Trustee considers fair and appropriate (and in such manner as complies with applicable legal and stock exchange requirements, if any). In the event of partial redemption by lot, the particular Securities to be redeemed shall be selected, unless otherwise provided herein, not less than 15 nor more than 60 days before the redemption date by the Trustee from the outstanding Securities not previously called for redemption.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities and portions of them selected shall be in amounts of $1,000 or whole multiples thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

Section 3.3 Notice of Redemption.

         Subject to the provisions of Sections 4.10 and 4.11 hereof, at least 15 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption to each Holder whose Securities are to be redeemed at its registered address. The notice shall identify the Securities to be redeemed and shall state:

         (a) the redemption date; and that the right to convert such Securities pursuant to Article 11 hereof shall be terminated on such date;

         (b) the redemption price;

         (c) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date upon surrender of such Security, a new Security of the same series of Securities in principal amount equal to the unredeemed portion will be issued;

         (d) the name and address of the Paying Agent;

         (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

         (f) that, unless the Company defaults in making such redemption payment, interest on Securities called for redemption ceases to accrue on and after the redemption date;

         (g) the paragraph of the Securities and Section of this Indenture pursuant to which the Securities called for redemption are being redeemed; and

         (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 60 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

Section 3.4 Effect of Notice of Redemption.

         Once notice of redemption is mailed in accordance with Section 3.3 hereof, Securities called for redemption become due and payable on the redemption date at the redemption price. On and after the redemption date, unless the Company defaults in the payment of the redemption price, interest shall cease to accrue on the Securities or portions of them called for redemption and all rights of Holders of such Securities shall terminate, including without limitation the right to convert such Securities, except for the right to receive the redemption price. Upon surrender to the Paying Agent, such Securities shall be paid the redemption price plus accrued interest, if any, to the redemption date, but interest installments whose maturity is on or before the redemption date shall be payable to the Holder of record at the close of business on the relevant record dates referred to in the Securities.

Section 3.5 Deposit of Redemption Price.

         One Business Day before the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Securities to be redeemed.

         Interest on the Securities to be redeemed shall cease to accrue on the applicable redemption date, whether or not such Securities are presented for payment, if the Company provides money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on such date. If any

 Security called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Section 4.1 hereof.

Section 3.6 Securities Redeemed in Part.

         Upon surrender of a Definitive Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Security of the same series equal in principal amount to the unredeemed portion of the Definitive Security surrendered.

Section 3.7 Optional Redemption.

         The Company may redeem at any time on or after July 15, 1999, all or any portion of the Securities outstanding at the following redemption prices expressed as a percentage of the principal amount thereof, if the Securities are redeemed during the 12 month period beginning July 15, of the following years:

		Year
       Percentage

		1999...........................................................
          104%
						2000.......................................................
 ....          103%
						2001.......................................................
 ....          102%
						2002.......................................................
 ....          101%

         Any redemption pursuant to this Section 3.7 shall be made, to the extent applicable, pursuant to the provisions of Sections 3.1 through 3.6 hereof.

                                    ARTICLE 4
                COVENANTS

Section 4.1 Payment of Securities.

         The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. Principal and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary of the Company, holds at least one Business Day before that date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal and interest then due. Such Paying Agent shall return to the Company, no later than five days following the date of payment, any money (including accrued interest) that exceeds such amount of principal and interest paid on the Securities.

         The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Securities to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

Section 4.2 Maintenance of Office or Agency.

         The Company shall maintain in the Borough of Manhattan, New York, New York, an office or agency (which may be an office of the Trustee, Registrar or co-Registrar) where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

         The Company also may from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, New York, New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby designates the Corporate Trust
Office of the Trustee as one such office or agency of the Company in accordance with Section 2.3.

Section 4.3 SEC Reports.

         (a) So long as any of the Securities remain outstanding and the Company is subject to the reporting requirements of the Exchange Act, the Company shall file with the SEC and distribute to the Trustee for delivery to the Holders of the Securities copies of the quarterly and annual reports required to be filed with the SEC, and if the Company ceases to become subject to the reporting requirements of the Exchange Act, the Company shall distribute to the Trustee for delivery to the Holders of the Securities copies of the quarterly and annual financial information that would have been required to be filed with the SEC pursuant to the Exchange Act had the Company been subject to the reporting requirements of
Section 13 or 15(d) of the  Exchange  Act.  All such  financial
information  shall  include   consolidated   financial
statements   (including footnotes)  prepared in accordance with
GAAP. Such annual financial information shall also include an opinion thereon expressed by an independent accounting firm of established national reputation. All such consolidated financial statements shall be accompanied by a "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         (b)  The  financial   information  to  be  distributed
to Holders of Securities shall be filed with the Trustee and shall be mailed by the Trustee to the Holders at their addresses appearing in the register of Securities maintained by the Registrar, within 15 days after receipt of such financial information. The Company shall file such financial information with the Trustee within 15 days after it is filed with the SEC, if required, but in no event later than 105 days after the end of the Company's fiscal year or later than 60 days after the end of each of the first three quarters of each such fiscal year, in the case of quarterly reports; provided, however, that the Trustee's only obligation is to mail the financial information that it receives from the Company to the Holders and not to obtain such information from the Company.

         (c) No Subsidiary Guarantor shall be required to file separate financial statements or a separate
"Management's Discussion and Analysis of Financial Condition and Results of Operations" if its results are included and discussed in the Company's consolidated financial statements and 'Management's Discussion and Analysis of Financial Condition and Results of Operations" relating thereto filed with the Trustee pursuant to Section 4.3(b).

         (d) The Company and the Subsidiary Guarantors shall make such financial information described in Section 4.3 (a) available to prospective purchasers of the Debentures.

         (e) The Company and each Subsidiary Guarantor shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Trustee may be required to deliver to the Holders under this
Section 4.3.

 Section 4.4 Compliance Certificate.

         (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries (including the Subsidiary Guarantors) during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge each has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge and what action he is taking or proposes to take with respect thereto) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Securities or the Subsidiary Guarantees are prohibited or if such event has occurred, a description of the event and what action each signing Officer is taking or proposes to take with respect thereto.

         (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the financial statements delivered pursuant to
Section 4.3 above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements nothing has come to their attention which would lead them to believe that the Company or any of the Subsidiary Guarantors has violated any provisions of Sections 4.1, 4.5, 4.7, 4.9, 4.10 or 4.11 hereof or of Article 5 or Article 10 of this Indenture or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any person for any failure to obtain knowledge of any such violation.

         (c) The Company and each of the Subsidiary Guarantors shall, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default or default in the performance of any covenant, agreement or condition contained in this Indenture an Officers' Certificate specifying such Default, Event of Default or default and what action the Company and the Subsidiary Guarantors are taking or propose to take with respect thereto.

Section 4.5 Compliance with Laws; Taxes.

         Each of the Company and the Subsidiary Guarantors shall, and shall cause each of its Subsidiaries to, comply with all statutes, laws, ordinances or government rules and regulations to which it is subject, noncompliance with which would materially adversely affect the business, prospects, earnings, properties, assets or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole.

         Each of the Company and the Subsidiary Guarantors shall, and shall cause each of its respective Subsidiaries to, pay before delinquency all material taxes, assessments, and governmental levies except as contested in good faith and by appropriate proceedings.

Section 4.6 Stay, Extension and Usury Laws.

         Each of the Company and the Subsidiary Guarantors covenants (to the extent that each may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and each of the Company and the Subsidiary Guarantors (to the extent that each may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.7 Corporate Existence.

         Subject to Sections 4.8 and 10.3 and Article 5 hereof, each of the Company and the Subsidiary Guarantors shall do or cause to be done all things necessary to preserve and keep in full force and effect (a) their corporate existence, and the corporate, partnership or other existence of each of their Subsidiaries, in accordance with their respective organizational documents (as the same may be amended from time to time) of each Subsidiary and (b) their (and their Subsidiaries') rights (charter and statutory), licenses and franchises; provided, however, that the Company and the Subsidiary Guarantors shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of their Subsidiaries, if the Board of Directors of the Company or such Subsidiary Guarantor, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

Section 4.8 Liquidation.

         The Board of Directors or the stockholders of the Company may not adopt a plan of liquidation that provides for, contemplates or the effectuation of which is preceded by (a) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company otherwise than substantially as an entirety (Section 5.1 of this Indenture being the Section hereof that governs any such sale, lease, conveyance or other disposition substantially as an entirety) and (b) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and of the remaining assets of the Company to the holders of Capital Stock of the Company, unless the Company, before making any liquidating distribution pursuant to such plan, makes provision for the satisfaction of the Company's Obligations hereunder and under the Securities as to the payment of principal and premium thereon, if any, and interest. The Company shall be deemed to make provision for such payments only if (x) the Company delivers in trust to the Trustee or Paying Agent (other than the Company or its Subsidiaries) money or U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as are sufficient without consideration of any reinvestment of such interest to pay the principal of and premium on, if any, and accrued interest on the Securities, or
(y) there is an express assumption and observance of all covenants and conditions to be performed by the Company hereunder by the execution and delivery of a supplemental indenture in form satisfactory to the Trustee by a Person that acquires or will acquire (otherwise than pursuant to a lease) a portion of the assets of the Company and which Person will have Consolidated Net Worth (immediately after the acquisition) equal to or greater than the Consolidated Net Worth of the Company immediately preceding the acquisition and which is organized and existing under the laws of the United States, any State thereof or the District of Columbia; provided, however, that the Company shall not make any liquidating distribution until after the Company shall have certified to the Trustee pursuant to an Officers' Certificate at least five days before the making of any liquidating distribution that it has complied with the provisions of this
Section 4.8 and that no Default or Event of Default then exists or would occur as a result of any such liquidating distribution.

Section 4.9 Limitation on Dispositions of Assets.

         The Company shall not, and shall not permit any of its Subsidiaries to, sell, transfer or otherwise dispose of all or substantially all of its properties or assets
(including by way of a sale and leaseback) except in accordance with the provisions of Section 5.1 hereof.

Section 4.10 Change of Control.

         If, at any time, (a) an event or series of events by which any Person or Group of Persons shall, as a result of a tender or exchange offer, open market purchase, privately negotiated purchases, merger, consolidation or otherwise, have become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the combined voting power of the then outstanding Voting Stock and warrants or options to acquire such Voting Stock, calculated on a fully-diluted basis, of the Company, (b) the Company is merged with or into another corporation with the effect that immediately after such transaction the stockholders of the Company hold less than a majority of the combined voting power of the then outstanding Voting Stock of the Person surviving such transaction or, (c) the direct or indirect, sale, lease, exchange or other transfer to any Person or Group of Persons of all or substantially all of the assets of the Company (each a "Change of Control" and the time of such Change of Control being referred to as the "Change of Control Date"), then the Company shall notify the Holders in writing of such occurrence and shall make an offer to purchase (as the same may be extended in accordance with applicable law, the "Change of Control Offer") on a Business Day (the "Change of Control Payment Date") not later than 60 days following each Change of Control Date all then outstanding Securities at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the Change of Control Payment Date, if any. The Change of Control Offer shall be mailed by the Company not less than 30 days nor more than 45 days before any Change of Control Payment Date to Holders of Securities at their last registered address with a copy to the Trustee and the Paying Agent and shall set forth (w) notice that a Change of Control has occurred and that each Holder of Securities then outstanding has the right to require the Company to repurchase, for cash, all or any portion (which is equal to $1,000 or a whole multiple thereof) of such Holder's
Securities at 100% of the principal amount thereof plus accrued and unpaid interest thereon to the Change of Control Payment Date, (x) the Change of Control Payment Date, (y) a description of the Change of Control and (z) a description of the procedures to be followed by such Holder in order to have its Securities repurchased. The Change of Control Offer shall remain open for not less than 30 days, nor more than 45 days, and until the close of business on any such Change of Control Payment Date. If the Change of Control Payment Date is on or after an interest payment record date and on or before the related Interest Payment Date, any accrued interest will be paid to the person in whose name a Security is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender a Security pursuant to the Change of Control Offer.

         The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that a Change of Control occurs and the Company is required to repurchase the Securities pursuant to this Section 4.10.

         On the Change of Control Payment Date, the Company shall (x) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (y) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so tendered and (z) deliver to the Trustee Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof tendered to the Company. The Paying Agent shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price and the Trustee shall promptly authenticate and mail to such Holders a new Security of the same series equal in principal amount to any unpurchased portion of the Security surrendered.

Section 4.11 Additional Subsidiary Guarantees.

         If the Company or any of its Subsidiaries shall transfer or cause to be transferred in one, or a series of related transactions, any assets, businesses, divisions, real property or equipment having a book value in excess of $1,000,000 to any Subsidiary that is not a Subsidiary Guarantor, or if the Company or any of its Subsidiaries shall acquire another Subsidiary having assets with a book value in excess of $1,000,000, the Company shall (a) cause such transferee Subsidiary or acquired Subsidiary, as the case may be, to execute a Subsidiary Guarantee having the same terms and conditions as those set forth in Article 10 hereof and (b) deliver to the Trustee an Opinion of Counsel, in form and substance satisfactory to the Trustee, that such Subsidiary Guarantee is a legally valid, binding and enforceable obligation of such Subsidiary Guarantor, subject to customary exceptions for bankruptcy and equitable principles.

Section 4.12 Rule 144A Information Requirement.

         The Company and the Subsidiary Guarantors have agreed to furnish to the Holders or beneficial holders of Debentures and prospective purchasers of Debentures designated by the holders of Transfer Restricted Securities, upon their request, the information required to be delivered pursuant to Rule 144(d)(4) under the Securities Act unless and until such time as the Company has registered the Debentures for resale under the Securities Act.

                                    ARTICLE 5
               SUCCESSORS

Section 5.1 When the Company May Merge, etc.

         The Company will not consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of, or permit any of its Subsidiaries to sell, transfer, lease, convey or otherwise dispose of all or substantially all of its and its Subsidiaries' properties or assets (determined on a consolidated basis for the Company and its Subsidiaries taken as a whole), in one or more related transactions, to another Person or entity (other than a merger between the Company and any Wholly-Owned Subsidiary of the Company) unless:

                  (a) the  Company  survives  such  merger  or
such  Person is a         corporation  organized and existing
under the laws of the United States         of America, one of
the states thereof or the District of Columbia,  and
expressly  assumes by  supplemental  indenture  all of the
obligations         under the Securities,  the Indenture, the
Registration Rights Agreement         and all other agreements
pertaining thereto,

                  (b) immediately  after giving effect to such
transaction,  no         Default or Event of Default shall have
occurred and be continuing, and

                  (c) immediately after giving effect to such
transaction,  the         Consolidated Net Worth of the
resulting,  surviving  corporation is not         less than that
of the Company immediately before the transaction.

         The Company shall deliver to the Trustee before the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel to the effect that such merger, sale, assignment, transfer, lease, conveyance or other disposition and, if applicable, such Supplemental Indenture, comply with this Indenture and all conditions precedent to such merger, sale, assignment, transfer, lease, conveyance or other disposition have been satisfied. The Trustee shall be entitled to conclusively rely upon such Officers' Certificate and Opinion of Counsel.

Section 5.2 Successor Corporation Substituted.

         Upon any  consolidation or merger,  or any sale,
lease,  conveyance or other  disposition of all or
substantially  all of the assets of the Company or its
Subsidiaries  in  accordance  with  Section  5.1  hereof,   the
successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Indenture with the same effect as if such successor person has been named as the Company, herein; provided, however, that the Company shall not be released or discharged from the obligation to pay the principal of or interest on the Securities.

                                    ARTICLE 6
          DEFAULTS AND REMEDIES

Section 6.1 Events of Default.

         The following shall constitute an "Event of Default":

         (a) default in the payment of principal  of, or premium
if any, on, the Securities  when  due  at  maturity,  upon
repurchase,   upon  acceleration  or otherwise,  including
failure of the Company to repurchase the Securities following a Change of Control and failure to make any redemption payment when due;

         (b) default in the payment of any installment of interest on the Securities when due (including any interest payable in connection with any redemption payment) and continuance of such Default for more than 30 days;

         (c) default on any other Indebtedness of the Company or any Subsidiary if either (i) such default results from the failure to pay principal of, premium, if any, or interest on any such Indebtedness when due in excess of $1,000,000, or (ii) as a result of such default, the maturity of such Indebtedness has been accelerated before its expected maturity, without such default and acceleration having been rescinded or annulled within a period of 10 days, and the principal amount of any other such Indebtedness in default, or the maturity of which has been so accelerated, aggregates $1,000,000 or more;

         (d) default by the Company or any Subsidiary in the performance, or the breach, of any other covenant or warranty of the Company or such Subsidiary in this Indenture and the failure to remedy such Default within a period of 60 days after written notice thereof to the Company from the Trustee or to the Company and the Trustees from the Holders of 25% in principal amount of the outstanding Securities;

         (e) except as permitted by this Indenture and except for the existence of a Servicios Guaranty Default, any Subsidiary Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect, or any Guarantor, or any person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Subsidiary Guarantee;

         (f) the entry by a court of one or more judgments or orders against the Company or any Subsidiary in an aggregate amount in excess of $1,000,000 that are not covered by insurance written by third parties that has not been vacated, discharged, satisfied or stayed pending appeal within 60 days after the entry thereof;

         (g) any act or acts by the Company or its Subsidiaries pursuant to or within the meaning of any Bankruptcy Law:

                  (i)      commencing a voluntary case,

                  (ii)     consenting  to  the  entry  of an
order  for  relief                           against it in an
involuntary case,

                  (iii)    consenting to the appointment of a
Custodian of it or                           for all or
substantially all of its property,

                  (iv)     making a general  assignment  for the
 benefit of its                           creditors, or

                  (v)      which  results  in the  Company  or
its  Subsidiaries                           generally not paying
its debts as they become due; or

         (h) the entry of an order or decree by a court of competent jurisdiction under any Bankruptcy Law that:

                  (i)      is for relief  against the Company or
any  Subsidiary                           in an involuntary case,

                  (ii)     appoints a Custodian of the Company
or any Subsidiary                           or for all or
substantially  all of the  property of
the Company or any Subsidiary, or

                  (iii)    orders  the   liquidation   of  the
Company  or  any                           Subsidiary,

in each case, if such order or decree remains unstayed and in effect for 60 consecutive days.

         The term "Bankruptcy Law" means title 11, U.S. Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

Section 6.2 Acceleration.

         If an Event of Default (other than an Event of Default specified in clauses (g) and (h) of Section 6.1) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities by notice to the Company and the Trustee, may declare the unpaid principal of and any accrued interest on all the Securities to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately. If an Event of Default specified in clause (g) or (h) of Section 6.1 occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived.

Section 6.3 Other Remedies.

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy occurring upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 6.4 Waiver of Past Defaults.

         Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a continuing Default or Event of Default in the payment of the principal or interest on any Security held by a nonconsenting Holder. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.5 Control by Majority.

         The Holders of a majority in principal amount of the outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power  conferred on such Trustee,  provided that
(a) such direction is not in conflict with any rule of law or with this Indenture, (b) the Trustee may take any other action it deems proper that is not inconsistent with such direction and (c) such Holders have offered to the Trustee indemnity as provided in Section 7.1(e).

Section 6.6 Limitation on Suits.

         No Holder of any of the Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee or for any other remedy under this Indenture, unless

                  (a)      such  Holder  has  previously  given
notice  to  the                           Trustee of a
continuing Event of Default;

                  (b)      the Holders of not less than 25% in
principal  amount                           of  the  outstanding
 Securities  have  made  written
request to the Trustee to  institute  proceedings  in
               respect  of such  Event of Default in its own
name as                           Trustee under this Indenture;

                  (c)      such  Holder or Holders  have
offered to the Trustee                           reasonable
indemnity against the costs,  expenses and
    liabilities  to be incurred in  compliance  with such
                   request;

                  (d)      the  Trustee  for 30 days  after its
receipt of such                           notice,  request and
offer of indemnity has failed to
institute any such proceeding; and

                  (e)      no direction  inconsistent  with such
written request                           has been  given to the
 Trustee  during  such  30-day                           period
by the  Holders  of a  majority  in  principal
        amount of the outstanding Securities.

         A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

Section 6.7 Rights of Holders to Receive Payment.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

Section 6.8 Collection Suit by Trustee.

         If an Event of Default specified in Section 6.1(a) or
(b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company, any Subsidiary Guarantor or any other obligor for the whole amount of principal and interest remaining unpaid on the Securities and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the
reasonable  compensation,   expenses, disbursements and advances
of the Trustee, its agents and counsel.

Section 6.9 Trustee May File Proofs of Claim.

         The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any
claim  for  the  reasonable  compensation,   expenses,
disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and if the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.7 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders of the Securities may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 6.10 Priorities.

         If the Trustee  collects any money pursuant to this
Article 6, it shall pay out the money in the following order:

         First: to the Trustee, its agents and attorneys for amounts due under Section 7.7, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection.

         Second: to Holders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

         Third: to the Company or to such party as a court of competent jurisdiction shall direct.

         The Trustee may fix a record date and payment date for any payment to Holders.

Section 6.11 Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.

                                    ARTICLE 7
                 TRUSTEE

Section 7.1 Duties of a Trustee.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (b) Except during the continuance of an Event of
Default:

                  (i) the duties of the Trustee  shall be
determined  solely by         the express provisions of this
Indenture, and the Trustee undertakes to         perform  only
those duties that are specifically set forth in this Indenture and no others, and no implied covenants or
obligations shall         be read into this Indenture against
the Trustee.

                  (ii) In the absence of bad faith on its part,
the Trustee may         conclusively   rely,  as  to  the  truth
 of  the  statements  and  the         correctness of the
opinions  expressed  therein,  upon  certificates or
opinions furnished to the Trustee and conforming to the
requirements of         this Indenture;  provided,  however,
that the Trustee shall examine the         certificates  and
opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure  to  act,  or its  own  willful misconduct, except that:

                  (i)      this paragraph does not limit the
effect of paragraph                           (b) of this
Section 7.1;

                  (ii)     the  Trustee  shall  not be  liable
for any error of                           judgment made in good
faith by a Responsible Officer,                           unless
it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii)    the Trustee  shall not be liable with
 respect to any                           action  it takes  or
omits to take in good  faith in
accordance  with a direction  received by it pursuant
               to Section 6.5.

         (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section
7.1.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any
right  or  power  unless  it  receives   indemnity satisfactory
to it against any loss, liability or expense.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         (g)  The  Trustee   shall  have  no   responsibility
for making any calculations hereunder, including, without limitation, the amount of interest owing on the Securities under any of the provisions of the Registration Rights Agreement or pursuant to a Servicios Guaranty Default. The Company shall deliver to the Trustee an Officers' Certificate specifying any additional interest due under the Registration Rights Agreement or as a Servicios Default Payment on or before the 15th day prior to an interest payment date.

Section 7.2 Rights of Trustee.

         (a) The Trustee may rely and shall be fully protected in relying upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed and monitored with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

         (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company, and any demand, request, direction or notice from any Subsidiary Guarantor shall be sufficient if signed by an Officer of such Subsidiary Guarantor.

Section 7.3 Individual Rights of Trustee.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, the Subsidiary Guarantors or any Affiliate of the Company or the Subsidiary Guarantors with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights; provided, however, the Trustee is subject to Sections 7.10 and 7.11.

Section 7.4 Trustee's Disclaimer.

         The Trustee makes no representation as to the validity or adequacy of this Indenture, the Securities or any documents relating to the Securities. It shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's discretion under any provision hereof. It shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement or recital herein or any statement in the Securities or any other document in connection with the sale of the Securities or pursuant to this Indenture, other than its certificate of authentication.

Section 7.5 Notice of Defaults.

         If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders a notice of the Default or Event of Default within 90 days after it occurs. A Default or an Event of Default shall not be considered known to the Trustee unless it is a Default or Event of Default under Section 6.1(a) or (b) or the Trustee shall have received notice thereof, in accordance with this Indenture, from the Company or from the Holders of a majority in principal amount of the outstanding Securities, and in the absence of such notice the Trustee may conclusively assume there is no Default or Event of Default. Except in the case of a Default or Event of Default in payment of principal or interest on any Security (including the failure to make a mandatory redemption pursuant hereto), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders.

Section 7.6 Reports by Trustee to Holders.

         Within 60 days after each May 15 beginning with the May 15 following the date hereof, the Trustee shall mail to Holders a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the 12 months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(n). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

         A copy of each report at the time of its mailing to Holders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange.

Section 7.7 Compensation and Indemnity.

         The Company shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, advances and expenses incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Company shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim, and the Trustee shall cooperate in the defense. The Trustee may have separate counsel, and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

         The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its own negligence or bad faith.

         To secure the Company's payment obligations in this Section, the Trustee shall have a Lien with priority over the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities. Such Lien shall survive the satisfaction and discharge of this Indenture.

         When the Trustee incurs expenses or renders  services
after an Event of Default  specified  in  Section  6.1(g)  or
(h)  occurs,  the  expenses  and the compensation   for  the
services  are  intended  to   constitute   expenses  of
administration under any Bankruptcy Law.

Section 7.8 Replacement of Trustee.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

         The Trustee may resign at any time and be discharged from the trust hereby created by so notifying the Company.
The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

                  (a)      the Trustee fails to comply with
Section 7.10;

                  (b)      the Trustee is adjudged a bankrupt or
an insolvent or                           an order for  relief
is entered  with  respect to the
Trustee under any Bankruptcy Law;

                  (c)      a Custodian  or public  officer
takes  charge of the                           Trustee or its
property; or

                  (d)      the Trustee becomes incapable of
acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of at least
10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee after written request by any Holder who had been a Holder for at least six months fails to comply with Section 7.10, such Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and
 to  the  Company.   Thereupon  the resignation or removal of
the retiring Trustee shall become effective, and the successor Trustee shall have all of the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to the Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.7. Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 hereof shall continue for the benefit of the retiring Trustee.

Section 7.9 Successor Trustee by Merger, etc.

         If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

Section 7.10 Eligibility; Disqualification.

         There shall at all times be a Trustee hereunder that shall be a corporation organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate trustee power, shall be subject to supervision or examination by federal or state authority and shall have a combined capital and surplus of at least $10 million as set forth in its most recent published annual report of condition.

         This   Indenture   shall  always  have  a  Trustee  who
 satisfies  the requirements  of TIA ss.  310(a)(1).  The
Trustee is subject to TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss.
310(b)(9).

Section 7.11  Preferential  Collection of Claims Against
Company and Subsidiary Guarantors.

         The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss.
311(b). A Trustee who has resigned or has been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                    ARTICLE 8
         DISCHARGE OF INDENTURE

Section 8.1 Termination of Company's and Subsidiary Guarantors'
Obligation.

         This Indenture shall cease to be of further effect (except that the Company's obligations under Section 7.7 and 8.4, the Subsidiary Guarantors' obligations under Section
10.1 and the Company's, Trustee's and Paying Agent's obligations under Section 8.3 shall survive) when all outstanding Securities theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Securities that have been replaced or paid) to the Trustee for cancellation and the Company and the Subsidiary Guarantors have paid all sums payable by the Company or such Subsidiary Guarantors hereunder and under the Subsidiary Guarantees, respectively. In addition, subject to the conditions described below, at the Company's option, either (a) the Company and the Subsidiary Guarantors will be deemed to have been discharged from their obligations with respect to the Securities on the 31st day after the applicable conditions set forth below have been satisfied or (b) the Company and the Subsidiary Guarantors shall cease to be under any obligation to comply with Article 4 of this Indenture, at any time after the conditions set forth below have been satisfied:

                  (i) the  Company  has  deposited  or  caused
to be  deposited         irrevocably  with the  Trustee  as
trust  funds in trust,  specifically         pledged as security
 for, and  dedicated  solely to, the benefit of the
Holders (A) money or (B) noncallable U.S. Government
Obligations, which         through the payment of interest  and
principal  in respect  thereof in         accordance with their
terms, will provide either (I) payment in full of
principal,  premium  on,  if any,  and  interest  on,  the
outstanding         Securities  as of the  date  of such
payment,  or  (II)  (without  any         reinvestment  of such
interest or  principal),  not later than one day         before
the due date of any payment,  money or (C) a combination  of (A)
        and (B), in an amount  sufficient,  in the opinion (with
respect to (B)         and  (C))  of  a  nationally  recognized
firm  of  independent  public         accountants  expressed in
a written  certification thereof delivered to         the
Trustee at or before the time of such deposit, to pay and
discharge         each  installment of principal of, premium on,
if any, and interest on,         the outstanding Securities on
the dates such installments are due;

                  (ii) no  Default  or  Event of  Default  has
occurred  and is         continuing  on the date of such
deposit or shall  occur as a result of         such  deposit,
and such deposit shall not result in a breach or violation of, or constitute a Default under, any other
instrument to         which  the  Company  is a party to or is
bound,  as  evidenced  to the         Trustee  in  an
Officers'   Certificate   delivered  to  the  Trustee
concurrently with such deposit;

                  (iii) the Company has paid or duly provided
for payment of all         amounts  then due or to become due to
the  Trustee  pursuant to Section         7.7 of the Indenture;
and

                  (iv) the Company  has  delivered  to the
Trustee an  Officers'         Certificate, stating that there
has been compliance with all conditions         precedent
provided for in the Indenture relating to the satisfaction and discharge of this Indenture.

         If the Company selects option (a) above, this Indenture shall cease to be of further effect on the 31st day after the conditions set forth above have been satisfied (except as provided in this paragraph), and the Trustee, on demand of the Company or any Subsidiary Guarantor, shall execute proper instruments acknowledging confirmation of and discharge under this Indenture, the Securities and the Subsidiary Guarantees; provided, however, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 4.1, 4.6, 7.7, 7.8,
8.3 and 8.4, the Subsidiary Guarantors' obligations under
Article 10 and the Trustee's and Paying Agent's  obligations  in
Section 8.3 shall survive until the Securities are no longer outstanding. Thereafter, only the Company's obligations under Sections 7.7 and 8.4, the Subsidiary Guarantors' obligations under Section 10.1 and the Company's, Trustee's and Paying Agent's obligations under Section 8.3 shall survive. If the Company elects option (b) above, the Company's obligations under
Article 4 hereunder shall terminate upon the satisfaction of the conditions, and all other obligations shall survive until the Securities are no longer outstanding. Thereafter, only the Company's obligations under Sections 7.7 and 8.4, the
Subsidiary  Guarantors'   obligations  under  Section  10.1  and
 the Company's, Trustee's and Paying Agent's obligations under Section 8.3 above shall survive.

         After such irrevocable deposit is made pursuant to this
Section 8.1 and satisfaction of the other conditions set forth herein, the Trustee, upon request, shall acknowledge in writing the discharge of the Company's and the Subsidiary Guarantors' obligations under this Indenture and the Subsidiary Guarantees except for those surviving obligations specified above.

         In order to have money available on a payment date to pay principal of or interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

Section 8.2 Application of Trust Money.

         The Trustee or a trustee satisfactory to the Trustee and the Company shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.1. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities.

Section 8.3 Repayment to Company.

         To the extent permitted by applicable law, the Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or securities held by them at any time in excess of amounts required to pay principal of or interest on the Securities.

         The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest that remains unclaimed for one year after the date upon which such payment shall have become due; provided, however, that the Company shall have either caused notice of such payment to be mailed to each Holder entitled thereto no less than 30 days before such repayment or within such period shall have published such notice in a financial newspaper of widespread circulation published in New York, New York. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

Section 8.4 Reinstatement.

         If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with
Section 8.2 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.1 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.2; provided, however, that if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                    ARTICLE 9
               AMENDMENTS

Section 9.1 Without Consent of Holders.

         The Company and the Trustee may amend this Indenture and the Securities without the consent of any Holder:

                  (a)      to cure any ambiguity, defect or
inconsistency;

                  (b)      to comply with Section 5.1 or 10.3;

                  (c)      to provide for uncertificated
Securities in addition                           to certificated
Securities;

                  (d)      to make any change that does not
adversely affect the                           legal rights
hereunder of any Holder; and

                  (e)      to comply  with  requirements  of the
SEC in order to                           effect  or  maintain
the   qualification   of  this
Indenture under the TIA.

         Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such Supplemental Indenture and upon receipt by the Trustee of the documents described in Section 9.6 hereof, the Trustee shall join with the Company in the execution of any Supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such Supplemental Indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

Section 9.2 With Consent of Holders.

         Except as provided below in this Section 9.2, the Company and the Trustee may amend this Indenture or the Securities with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities. The Holders of a majority in principal amount of the Securities then outstanding may, or the Trustee with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities may, waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities.

         Upon the request of the Company, accompanied by a resolution of its Board of Directors authorizing the execution of any such Supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.6 hereof, the Trustee shall join with the Company in the execution of such Supplemental Indenture unless such Supplemental Indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such Supplemental Indenture.

         It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment or waiver under this Section becomes effective, the Company shall mail to the Holders of each Security affected thereby a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture or waiver. Subject to Sections 6.4 and 6.7 hereof, the Holders of a majority in principal amount of the Securities then outstanding may waive compliance in particular instance by the Company or any Subsidiary Guarantor with any provision of this Indenture or the Securities, provided, however, that without the consent of each Holder affected, an amendment or waiver under this Section may not (with respect to any Securities held by a non-consenting Holder):

                  (a) reduce the principal  amount of
Securities  whose Holders         must consent to an amendment
or waiver;

                  (b)  reduce  the rate of or  change  the time
for  payment  of         interest, including default interest,
on any Security;

                  (c) reduce the  principal  of or change the
fixed  maturity of         any Security or alter the optional or
mandatory  redemption  provisions         or the  price  at
which the Company shall offer to purchase such Securities pursuant to Sections 3.7 and 4.10 hereof;

                  (d) make any Security  payable in money other
than that stated         in the Security;

                  (e) make any  change in  Section  6.4 or 6.7
hereof or in this         sentence of this Section 9.2;

                  (f) waive a Default in the payment of
principal of, premium or         interest on, or redemption
payment with respect to, any Security; or

                  (g)  except  as  provided  in  Sections  8.1
and 10.4  hereof,         release any of the Subsidiary
Guarantors from their  obligations under         the  Subsidiary
 Guarantees  or  make  any  change  in  the  Subsidiary
Guarantees that would adversely affect the Holders.

Section 9.3 Compliance with Trust Indenture Act.

         Every amendment to this Indenture or the Securities shall be set forth in a Supplemental Indenture that complies with the TIA as then in effect.

Section 9.4 Revocation and Effect of Consents.

         Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security; provided, however, that any such Holder or subsequent Holder may revoke the consent as to his or her security if the Trustee receives written notice of revocation before the date the waiver or amendment becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

         The Company may fix a record date for determining which Holders must consent to such amendment or waiver. If the Company fixes a record date, the record date shall be fixed at (a) the later of 30 days before the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee before such solicitation pursuant to Section 2.05, or (b) such other date as the Company shall designate.

Section 9.5 Notation on or Exchange of Securities.

         The Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities of the same series that reflect the amendment or waiver.

         Failure to make the appropriate notation or issue a new
Security of the same series shall not affect the validity and effect of such amendment or waiver.

Section 9.6 Trustee to Sign Amendments, etc.

         The  Trustee  shall  sign  any  amendment  or
Supplemental   Indenture authorized pursuant to this Article 9
if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing  to sign such amendment or Supplemental  Indenture, the Trustee shall be entitled to receive, and,  subject to
Section 7.1, shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive
evidence that such amendment  or  Supplemental   Indenture  is
authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms. Neither the Company nor any Subsidiary Guarantor may sign an amendment or Supplemental Indenture until the Board of Directors approves it.

                                   ARTICLE 10
          SUBSIDIARY GUARANTEES

Section 10.1 Subsidiary Guarantees

         The   Subsidiary    Guarantors    hereby,    jointly
and   severally, unconditionally  guarantee  to  each  Holder
of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, regardless of the validity and enforceability of this Indenture, the Securities and the Obligations of the Company hereunder and thereunder, that (a) the principal and interest on the Securities shall be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Securities, if any, to the extent lawful, and all other Obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full, all in accordance with the terms hereof and thereof and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same shall be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise; subject, however, in the case of clauses (a) and (b) above, to the limitations set forth in
Section 10.6. Failing payment when due of any amount so guaranteed for whatever reason, the Subsidiary Guarantors will be jointly and severally obligated to pay the same immediately. Each Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and this Indenture. If any Holder or the Trustee is required by any court or otherwise to return to the Company or Subsidiary Guarantors, or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or Subsidiary Guarantors, any amount paid by either to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged shall be reinstated in full force and effect. Each Subsidiary Guarantor agrees that it shall not be entitled to any right of subrogation  in relation to the

 Holders in respect of any obligations guaranteed hereby until payment in full of all Obligations guaranteed hereby. Each Subsidiary Guarantor further agrees that, as between the Subsidiary Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6, such obligations (whether or not due and payable) shall forthwith become due and payable by the Subsidiary Guarantors for the purpose of this Subsidiary Guarantee. The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Subsidiary Guarantee.

Section 10.2 Execution and Delivery of Subsidiary Guarantees.

         To evidence its  Subsidiary  Guarantee set forth in
Section 10.1, each Subsidiary Guarantor hereby agrees that a notation of such Subsidiary Guarantee substantially in the form of Exhibit B shall be endorsed by an officer of such Subsidiary Guarantor on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of such Subsidiary Guarantor by its President or one of its Vice Presidents and attested to by an Officer.

         Each Subsidiary Guarantor hereby agrees that its Subsidiary Guarantee set forth in Section 10.1 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Subsidiary Guarantee.

         If an Officer or Officer whose signature is on this Indenture or on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Security on which a Subsidiary Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee set forth in this Indenture on behalf of the Subsidiary Guarantors.

Section 10.3 Subsidiary Guarantors May Consolidate, etc. on
Certain Terms.

         (a) Except as set forth in Articles 4 and 5, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into the Company or any other Subsidiary Guarantor or shall prevent any transfer, sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety, to the Company or any other Subsidiary Guarantor.

         (b) Except as set forth in Article 4 and 5, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into a corporation or corporations other than the Company or any other Subsidiary Guarantor (in each case, whether or not affiliated with the Subsidiary Guarantor), or successive consolidations or mergers in which a Subsidiary Guarantor or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of a

 Subsidiary Guarantor as an entirety or substantially as an entirety, to a corporation other than the Company or any other Subsidiary Guarantor (in each case, whether or not affiliated with the Subsidiary Guarantor) authorized to acquire and operate the same; provided, however, that each Subsidiary Guarantor hereby covenants and agrees that, upon any such consolidation, merger, sale or conveyance, the Subsidiary Guarantee endorsed on the Securities, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by such Subsidiary Guarantor, shall be expressly assumed (if the Subsidiary Guarantor is not the surviving corporation in the merger), by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the corporation formed by such consolidation, or into which the Subsidiary Guarantor shall have been merged, or by the corporation which shall have acquired such property. In case of any such consolidation merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary Guarantee endorsed upon the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Subsidiary Guarantor, such successor corporation shall succeed to and be substituted for the Subsidiary Guarantor with the same effect as if it had been named herein as a Subsidiary Guarantor. Such successor corporation thereupon may cause to be signed any or all of the Subsidiary Guarantees to be endorsed upon all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof.

Section 10.4 Releases Following Sale of Assets.

         Concurrently with any sale of substantially all of the assets of any Subsidiary Guarantor, or successor Subsidiary Guarantor, in compliance with the terms of Sections 5.1 and 10.3 hereof, such Subsidiary Guarantor, or successor Subsidiary Guarantor, shall be released from and relieved of its obligations under its Subsidiary Guarantee or Section 10.3 hereof, as the case may be. Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of this Indenture, including without limitation Section 5.1 hereof, the Trustee shall execute any documents reasonably required in order to evidence the release of any Subsidiary Guarantor, or successor Subsidiary Guarantor,
from its obligations under its Subsidiary  Guarantee.   Any
Subsidiary  Guarantor,   or  successor  Subsidiary Guarantor,
not released from its obligations under its Subsidiary Guarantee shall remain liable for the full amount of principal of, premium on, if any, and interest on the Securities and for the other obligations of any Subsidiary Guarantor under the Indenture as provided in this Article 10.

Section 10.5 "Trustee" to Include Paying Agent.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 10 shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully and for all intents and purposes as if such Paying Agent were named in this Article 10 in place of the Trustee.

Section 10.6 Limitation of Subsidiary Guarantor's Liability.

         Each Subsidiary Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Subsidiary Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effect the foregoing intention, the Holders and such Subsidiary Guarantor hereby irrevocably agree that the obligations of such Subsidiary Guarantor under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor, result in the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee not constituting such fraudulent transfer or conveyance.

                                   ARTICLE 11
               CONVERSION

Section 11.1 Right to Convert.

         Subject to and upon compliance with the provisions of this Indenture, each Holder on or after November 1, 1996, shall have the right, at his option, at any time on or before maturity (except that, with respect to any Security or portion of a Security that shall be called for redemption or delivered for repurchase, such right shall terminate at the close of business on the date fixed for redemption of such Security or portion of a Security or the second trading day preceding a Change of Control Payment Date, as the case may be, unless the Company shall default in payment due upon redemption or repurchase thereof) to convert the principal amount of any such Security, or any portion of such principal amount which is $1,000 or a whole multiple thereof, into (y) that number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Security or portion thereof surrendered for conversion by the conversion price in effect at such time plus (z) if such conversion occurs after November 1, 1996, and before July 1, 1999, an amount equal to 50% of the interest otherwise payable on the converted Securities from the date of conversion through and including July 1, 1999 (the "Premium Protection Payment"), such amount payable, at the option of the Company, in cash or Common Stock based on the Closing Price of the Common Stock on the conversion date (as calculated in accordance with Section 11.5(f) hereof, by surrender of the Security so to be converted in whole or in part in the manner provided in Section 11.2; provided, however, that no Premium Protection Payments will be made after the consummation of an all cash tender offer for 100% of the Common Stock at a price per share representing a 40% or greater premium above the conversion price. A holder of Securities is not entitled to any rights of a holder of Common Stock until such holder has converted his Securities to Common Stock, and only to the extent such Securities are deemed to have been converted to Common Stock under this Article 11.

Section 11.2      Exercise of Conversion Privilege; Issuance of
Common Stock on                   Conversion; No Adjustment for
Interest or Dividends.

         In order to exercise the conversion privilege, the holder of any Security to be converted in whole or in part shall surrender such Security, duly endorsed, at an office or agency maintained by the Company pursuant to Section 2.3, accompanied by the funds, if any, required by the last paragraph of this Section, and shall give written notice of conversion in the form provided on the Securities (or such other notice that is acceptable to the Company) to the Company at such office or agency that the holder elects to convert such Security or the portion thereof specified in such notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock that shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 11.7. Each Security surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration under such Security, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or his duly authorized attorney.

         As promptly as practicable after the surrender of such Security and the receipt of such notice and funds, if any, as aforesaid, the Company shall issue and shall deliver at such office or agency to such holder, or on his written order, (x) a certificate or certificates for the number of full shares issuable upon the conversion of such Security or portion thereof in accordance  with the provisions  of this  Article,
(y) a check or cash, or such number of shares of Common Stock issuable in respect of the Premium Protection Payment, if any, required to be paid upon conversion pursuant to Section 11.1, and (z) a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion as provided in Section 11.3. In case any Security of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Article 2, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the holder of the Debenture so surrendered, without charge to him, a new Security
or Securities in authorized   denominations  in  an  aggregate
principal amount equal to the unconverted portion of the surrendered Security.

         Each conversion shall be deemed to have been effected on the date on which such Security shall have been surrendered (accompanied by the funds, if any, required by the last paragraph of this Section 11.2) and such notice shall have been received by the Company, as aforesaid, and the person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next day on which such stock transfer books are open, but such conversion shall be at the conversion price in effect on the date upon which such Security shall have been surrendered.

         Any Security or portion thereof surrendered for conversion during the period from the close of business on the record date for any interest payment date to the opening of business on such interest payment date shall (unless such Security or portion thereof being converted shall have been called for redemption on a date in such period) be accompanied by payment, in funds acceptable to the Company, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being converted; provided, however, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the
 Securities. An amount equal to such payment shall be paid by the Company on such interest payment date to the holder of such Security at the close of business on such record date; provided, however, that if the Company shall default in the payment of interest on such interest payment date, such amount shall be paid to the person who made such required payment. Except as provided above in this Section 11.2, no adjustment shall be made for interest accrued on any Security converted or for dividends on any shares issued upon the conversion of such Security as provided in this Article 11. If any Security or portion thereof which has been called for redemption on a date during the period from the close of business on the record date for any interest payment date to the opening of business on such interest payment date is surrendered for conversion during such period, no interest shall be payable to the holder of such Security on account of such Security or portion thereof.

Section 11.3 Cash Payments in Lieu of Fractional Shares.

         No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of Common Stock would be issuable upon the conversion of any Security or Securities, including fractional shares issuable as a Premium Protection Payment, the Company shall make an adjustment therefor in cash at the current market value thereof. The current market value of a share of Common Stock shall be the Closing Price on the day (that is not a Legal Holiday as defined in Section 13.8) before the day on which the Securities (or specified portions thereof) are deemed to have been converted and such Closing Price shall be determined as provided in subsection (f) of Section 11.5.

Section 11.4 Conversion Price.

         The conversion price shall be as specified in the form of Security hereinabove set forth, subject to adjustment as provided in this Article.

Section 11.5 Adjustment of Conversion Price.

         (a) In case the Company shall (i) pay a dividend, or make a distribution, in shares of its Common Stock on its Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares or (iii) combine its outstanding Common Stock into a smaller number of shares, the conversion price in effect immediately prior thereto shall be adjusted so that the holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company that he would have owned or have been entitled to receive after the happening of any of the events described above had such Security been converted immediately before the happening of such event. An adjustment made pursuant to this subsection

(a) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of subdivision or combination.

         (b) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the current market price per share of Common Stock (as determined in accordance with subsection (f) below) at the record date for the determination of stockholders entitled to receive such rights or warrants, except as provided in subsection (f) below, the conversion price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately before the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price
(determined by multiplying the total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by the current price), and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. Except as provided in subsection (f) below, in determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such current market price, and in determining the aggregate offering price of such shares of Common stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors of the Company whose determination shall be conclusive and described in a certificate filed with the Trustee. Upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the conversion price pursuant to this subsection (b), if any such right or warrant shall expire and shall not have been exercised, the conversion price shall immediately upon such expiration be recomputed to the conversion price which would have been in effect had the adjustment of the conversion price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

         (c) In case the Company shall distribute to all holders of its Common Stock any shares of Capital Stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or other distributions to the extent paid from retained earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in subsection (b) above), then, except as provided in subsection (f) below, in each such case the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately before the date of such distribution by a fraction of which the numerator shall be the current market price per share (as defined in subsection (f) below) of the Common Stock on the record date mentioned below less the fair market value on such record date (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a certificate filed with the Trustee) of the portion of the Capital Stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock, and the denominator shall be the market price per share (as defined in subsection (f) below) of the Common Stock on such record date. Such adjustment shall become effective immediately after
the record date  for  the   determination   of  stockholders
entitled to received such distribution, except as provided in subsection (f) below.

         (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash in an aggregate amount that, combined together with (1) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph
(d) has been made and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offer by the Company or any of its Subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph (e) of this Section has been made, exceeds 10% of the product of the current market price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately before
the close of business on the date fixed  for   determination  of
 the   stockholders   entitled  to  receive  such distribution
by a fraction (i) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on such date for determination and (ii) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on such date for determination.

         (e) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender offer (as amended at the time of the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchase
Shares (as defined below) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with
(1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) as of the expiration of such tender offer, of consideration payable in respect of any other tender offer, by the Company or any Subsidiary for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this paragraph (e) has been made and (2) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to paragraph (d) of this Section has been made, exceeds 10% of the product of the current market price per share of the Common Stock (determined as provided in paragraph (f) of this Section) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately before the opening of business on the day after the date of the Expiration Time, the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately before close of business on the date of the Expiration Time by a fraction (i) the numerator of which shall be equal to (A) the product of (I) the current market price per share of the Common Stock (determined as provided in paragraph
(f) of this Section) on the date of the  Expiration  Time and
(II) the number of shares of Common Stock outstanding
(including any tendered shares) on the  Expiration  Time,  less
(B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares, and (ii) the denominator of which shall be equal to the product of (A) the current market price per share of the Common Stock (determined as provided in paragraph (f) of this Section) as of the Expiration Time and (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares").

         (f) For the purpose of any computation under paragraphs (b), (c), (d) and (e) of this Section 11.5, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than twenty Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation. The "Closing Price" for each Trading Day shall be the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the American Stock Exchange or, if the Common Stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations systems ("NASDAQ") National Market System ("NASDAQ/NMS") or, if not listed or admitted to trading on NASDAQ/NMS, on NASDAQ, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or NASDAQ/NMS or quoted on NASDAQ, the average of the closing bid and asked prices in the over-the-counter market as furnished by any American Stock Exchange member firm selected from time to time by the Company for that purpose. For purposes of this paragraph, the term "ex date," when used with respect to any issuance of distribution, shall mean the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

         (g) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this subsection (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 11 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. Anything in this
Section 11.5 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the conversion price, in addition to those required by this Section 11.5, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or a distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

         (h) Whenever the conversion price is adjusted as herein provided, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the conversion price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the conversion price setting forth the adjusted conversion price and the date on which such adjustment becomes effective and shall mail or cause to be mailed such notice of such adjustment of the conversion price to the Holder of each Security at his last address appearing on the Security register provided for in Section 2.3 of this Indenture.

         (i) In any case in which this Section 11.5 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any Security converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of any fraction pursuant to Section 11.3.

Section 11.6 Effect of Reclassification, Consolidation, Merger or Sale.

         If any of the following events occur, namely (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or
(iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock shall occur, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall conform to the TIA as in force at the date of execution
of  such  supplemental   indenture)   providing  that  each
Security shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion  of such  Securities immediately  before  such
reclassification,   change,  consolidation,   merger,
combination, sale or conveyance. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article.

         The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder of Securities, at his address appearing on the Security register provided for in Section 2.3 of this Indenture.

         The above provisions of this Section 11.6 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

Section 11.7 Taxes on Shares Issued.

         The issue of stock certificates on conversions of Securities shall be made without charge to the converting Holder of Securities for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Holder of any Security converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 11.8   Reservation  of  Shares;   Shares  to  be  Fully
Paid;               Compliance with Governmental  Requirements;
Listing of Common               Stock.

         The Company shall use its best efforts to provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of the Securities (including Common Stock issuable as a Premium Protection Payment) from time to time as such Securities are presented for conversion.

         Before taking any action which would cause an adjustment reducing the conversion price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Securities, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted conversion price.

         The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

         The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

         The Company further covenants that if at any time Common Stock shall be listed on the American Stock Exchange or any other national securities exchange the Company will, if permitted by the rules of such exchange, list and keep listed so long as the Common Stock shall be so listed on such exchange, all Common Stock issuable upon conversion of the Securities.

Section 11.9 Responsibility of Trustee.

         The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the conversion price or other adjustment or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and the Trustee and any other conversion agent make no representations with respect thereto. Subject to the provisions of Section 7.1, neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 11. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 11.6 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of Securities upon the conversion of their Securities after any event referred to in
Section 11.6 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.1, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee before the execution of any such supplemental indenture) with respect thereto.

Section 11.10 Notice to Holders Before Certain Actions.

         In case:

                  (a) the  Company  shall  declare  a  dividend
(or  any  other         distribution)  on its Common  Stock
(other than in cash out of retained         earnings); or

                  (b) the Company shall authorize the granting
to the holders of         its Common Stock of rights or warrants
to subscribe for or purchase any         share of any class or
any other rights or warrants; or

                  (c) of any reclassification of the Common
Stock of the Company         (other than a subdivision  or
combination  of its  outstanding  Common         Stock,  or a
change in par value, or from par value to no par value, or
  from no par value to par value),  or of any  consolidation or
merger to         which the Company is a party and for which
approval of any shareholders         of the  Company  is
required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary
dissolution,  liquidation         or winding-up of the Company;
or

                  (e) of an  increase  in the  interest  rate on
the  Securities         pursuant to the Registration  Rights
Agreement or a Servicios  Guaranty         Default,

the Company shall cause to be filed with the Trustee and to be mailed to each Holder of Securities at his address appearing on the Securities Register provided for in Section
2.3 of this Indenture, as promptly as possible but in any event at least fifteen days before the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occurring and the date as of which it is expected that holders of Common
Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

                                   ARTICLE 12
              SUBORDINATION

Section 12.1 Agreement to Subordinate.

         The Company agrees, and each Holder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness, and that the subordination is for the benefit of the holders of Senior Indebtedness.

Section 12.2 Certain Definitions.

         "Senior Indebtedness"means:

                  (a) the  principal  of,  interest  (including,
 to the  extent         permitted by applicable law, interest on
or after the commencement of a         proceeding  referred to
in clauses (g) or (h) of Section 6.1 whether or         not
representing an allowed claim in such  proceeding) and premium,
if         any,  on  and  any  other   amounts  owing  with
respect  to  (i)  any         indebtedness of the Company, now
or hereafter  outstanding,  in respect         of borrowed money
(other than the Securities), (ii) any indebtedness of
the Company, now or hereafter  outstanding,  evidenced by a
bond, note,         debenture,  capitalized  lease,  letter  of
credit  or  other  similar         instrument,  (iii) any other
written obligation of the Company,  now or         hereafter
outstanding, to pay money issued or assumed as all or part of
     the   consideration   for  the  acquisition  of  property,
 assets  or         securities,  including  without  limitation,
 hedging  obligations with         respect to the  purchase and
sale of oil and gas, and (iv) any guaranty         or
endorsement  (other than for  collection or deposit in the
ordinary         course of business) or discount  with  recourse
of, or other  agreement         (contingent or otherwise) to
purchase, repurchase or otherwise acquire,         to  supply
or  advance  funds or to  become  liable  with  respect  to
   (directly or indirectly),  any indebtedness or obligation of
any person         of the type referred to in the preceding
subclauses (i), (ii) and(iii)         now or hereafter
outstanding; and

                  (b) any refunds,  refinancings,  renewals or
extensions of any         indebtedness  or  other  obligation
described  in  clause  (a) of this         Section 12.2.

Notwithstanding the foregoing, if, by the terms of the instrument creating or evidencing any indebtedness or obligation referred to in clauses (a) and (b) above, it is expressly provided that such indebtedness or obligation is not senior in right of payment to the Securities, such indebtedness or obligation shall not be included as Senior Indebtedness.

         "Representative" means the indenture trustee or other trustee, agent or representative for an issue of Senior
Indebtedness.

Section 12.3 Liquidation; Dissolution; Bankruptcy.

         Upon any distribution to creditors of the Company in a liquidation, dissolution or winding up of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

                           (1) holders of Senior  Indebtedness
shall be entitled                  to  receive   payment  in
full,   in  cash  or  in  a  manner
satisfactory  to the holders of such Senior  Indebtedness,  of all Senior  Indebtedness  before  Holders shall
be entitled to                  receive any payments of
principal  of or premium,  if any, or                  interest
on Securities; and

                           (2) until the Senior  Indebtedness is
paid in full in                  cash or in a manner
satisfactory to the holders of such Senior
Indebtedness,  any  distribution  to  which  Holders  would be entitled  but for this  Article  shall be made to
 holders  of                  Senior Indebtedness as their
interest may appear,  except that                  Holders may
receive securities that are subordinated to Senior
   Indebtedness to at least the same extent as the Securities.

                  A  distribution  may  consist  of  cash,
securities  or other                  property.

Section 12.4  Company Not to Make Payments with Respect to
Securities in Certain              Circumstances.

         (a) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all principal thereof, premium, if any, and interest thereon and any other amounts owing in respect thereof shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made on account of the principal of or premium, if any, or interest on the Securities or to acquire any of the Securities.

         (b) Upon the happening of an event of default (or if any event of default would result upon any payment upon or with respect to the Securities) with respect to any Senior Indebtedness as such event of default is defined therein or in the instrument under which it is outstanding, permitting holders to accelerate the maturity thereof, and, if the default is other than default in payment of the principal of, premium, if any, or interest on or any other amount owing in respect of such Senior Indebtedness, upon written notice thereof given to the Company and the Trustee by the holders of Senior Indebtedness or their Representative, then, unless such an event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of or premium, if any, or interest on the Securities or to acquire any of the Securities.

Section 12.5 Acceleration of Securities.

         If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration.

Section 12.6 When Distribution Must Be Paid Over.

         If a distribution is made to Holders that, because of this Article 12, should not have been made to them, the Holders who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

Section 12.7 Notice by Company.

         The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of principal of or premium, if any, or interest on the Securities to violate this Article 12.

Section 12.8 Subrogation.

         After all Senior Indebtedness is paid in full and until the Securities are paid in full, Holders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Holders have been applied to the payment of Senior Indebtedness. A distribution made under this Article 12 to holders of Senior Indebtedness which otherwise would have been made to Holders is not, as between the Company and Holders, a payment by the Company on Senior Indebtedness.

Section 12.9 Relative Rights.

         This Article 12 defines the relative rights of Holders and holders of Senior Indebtedness. Nothing in this Indenture shall:

                  (1) impair, as between the Company and
Holders, the obligation         of the Company,  which is
absolute and unconditional,  to pay principal         of and
premium, if any, and interest on the Securities in accordance with their terms;

                  (2) affect the relative rights of Holders and
creditors of the         Company, other than holders of Senior
Indebtedness; or

                  (3)  prevent the  Trustee or any Holder  from
exercising  its         available remedies upon a Default,
subject to the rights of holders of         Senior  Indebtedness
 to receive distributions otherwise payable to Holders.

         If the Company fails because of this Article 12 to pay principal of or premium, if any, or interest on a Security on the due date, such failure shall nevertheless be deemed a Default.

Section 12.10 Subordination May Not be Impaired by Company.

         No  right  of  any  holder  of  Senior   Indebtedness
to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with the terms of this Indenture.

Section 12.11 Distribution or Notice to Representative.

         Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

Section 12.12 Rights of Trustee and Paying Agent.

         Notwithstanding any provisions of this Indenture to the contrary, the Trustee and any Paying Agent may continue to make payments on the Securities and shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of such payments until it receives written notice (received by a Responsible Officer, in the case of the Trustee) reasonably satisfactory to it that payments may not be made under this Article 12 and, before the receipt of any such notice, the Trustee, subject to the provisions of Article 7, and any agent shall be entitled to assume conclusively that no such facts exist. The Company, an Agent, a Representative or a holder of Senior Indebtedness may give the notice. If an issue of Senior Indebtedness has a Representative, only the Representative (or any Representative, if more than one) may give the notice with respect to such Senior Indebtedness.

         The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a Representative) to establish that such notice has been given by a holder of Senior Indebtedness (or a Representative), and shall be entitled to rely on any written notice by a Person representing himself to be a holder of Senior Indebtedness to the effect that such issue of Senior Indebtedness has no Representative.

         Any deposit of moneys by the Company with the Trustee or any Paying Agent (whether or not in trust) for the payment of the principal of or premium, if any, or interest on, or payment on account of Change of Control or Premium Protection Payment, if any, of, any Securities shall be subject to the provisions of this Article 12, except that if, at least three business days before the date on which by the terms of this Indenture any such moneys may become payable for any purpose (including, without limitation, the payment of principal of or premium, if any, or interest on any Security), the Trustee shall not have received with respect to such moneys the notice provided for in this Section 12.12, then the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within three business days before or on or after such date. This Section 12.12 shall be construed solely for the benefit of the Trustee and Paying Agent and shall not otherwise affect the rights of holders of Senior Indebtedness. If the Trustee determines in good faith that further evidence is required with respect to the right of any Person as holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 12, the Trustee may request such Person to
furnish   evidence  to  the  reasonable
 satisfaction of the Trustee as to the amount of the Senior Indebtedness held by such Person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 12, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive payment.

         The Trustee shall not be deemed to owe any fiduciary duty to holders of Senior Indebtedness by virtue of the provisions of this Article 12. The Trustee's responsibilities to the holders of Senior Indebtedness are limited to those set forth in this Article 12, and no implied covenants or obligations shall be read into this Indenture. The Trustee shall not become liable to the holders of Senior Indebtedness if it makes a payment prohibited by this Article 12 in good faith.

         The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any agent may do the same with like rights.

Section 12.13 Effectuation of Subordination by Trustee.

         Each Holder of Securities, by acceptance thereof, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effect the subordination provided in this Article 12 and appoints the Trustee his attorney-in-fact for any and all such purposes.

                                   ARTICLE 13
              MISCELLANEOUS

Section 13.1 Trust Indenture Act Controls.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA ss. 318 (C), the imposed duties shall control.

Section 13.2 Notices.

         Any notice or communication by the Company,  the
Subsidiary  Guarantors or the Trustee to the others is duly
given if in writing and delivered in person or  mailed  by
first-class  mail  (registered  or  certified,   return  receipt
requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

         If to the Company or any Subsidiary Guarantor:

                           Key Energy Group, Inc.
           255 Livingston Avenue                           New
Brunswick, New Jersey 08901                           Attention:
Francis D. John                           Telecopier No.: (908)
247-5148

         With a copy to:

                           Sullivan & Worcester, LLP
              One Post Office Square
Boston, Massachusetts 02109                           Attention:
   Karen L. Linsley, Esq.                           Telecopier
No.: (617) 338-2880

         If to the Trustee:

                           American Stock Transfer & Trust
Company                           40 Wall Street
          46th Floor                           New York, New
York 10005                           Attention: Executive Vice
President                           Telecopier No.: (718)
236-4558

         With a copy to:

                           Herbert J. Lemmer
      American Stock Transfer & Trust Company
       6201 15th Avenue, 3rd Floor
Brooklyn, New York 11219                           Telecopier
No.: (718) 331-1552

         The Company, the Subsidiary Guarantors (or any of them), or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

         All notices and communications (other than those sent to Holders) shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

         Any notice or communication to a Holder shall be mailed by first-class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether  or not the  addressee receives it.

         If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee at the same time.

Section 13.3 Communication to Holders with Other Holders.

         Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Subsidiary Guarantors, the Trustee, the Registrar and any anyone else shall have the protection of TIA ss. 312(c).

Section 13.4 Certificate and Opinion as to Conditions Precedent.

         Upon any request or application by the Company or any Subsidiary Guarantor to the Trustee to take any action under this Indenture, the Company or such Subsidiary Guarantor, as the case may be, shall, upon request, furnish to the Trustee an Officer's Certificate and Opinion of Counsel in form and substance reasonably satisfactory to the Trustee
 (which shall include the statements set forth in Section 13.5) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with.

Section 13.5 Statements Required in Certificate.

         Each certificate with respect to compliance with a condition or covenant provided for in this Indenture
(other than a  certificate  provided pursuant to TIA ss. 314(a)
(4)) shall include:

                  (a) a statement  that the person making such
certificate  has         read such covenant or condition;

                  (b) a  brief  statement  as to the  nature
and  scope  of the         examination or  investigation  upon
which the  statements  contained in         such certificate are
based;

                  (c) a statement  that,  in the opinion of such
person,  he has         made such examination or investigation
as is necessary to enable him to         express an  informed
opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a  statement  as to whether or not, in the
opinion of such         person, such condition or covenant has
been complied with.

Section 13.6 Rules by Trustee and Agents.

         The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 13.7 Additional Rights of Holders of Transfer Restricted
Securities.

         In addition to the rights provided to Holders of Securities under this Indenture, Holders of Transferred Restricted Securities shall have all the rights set forth in the Registration Rights Agreement and certain other agreements executed and delivered in connection herewith.

Section 13.8 Legal Holidays.

         A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in New York, New York, or at a place of payment are authorized or obligated by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

Section 13.9 No Recourse Against Others.

         No past, present or future director, officer, employee, agent, manager, stockholder or other Affiliate (other than the Subsidiary Guarantor) of the Company or any Subsidiary Guarantor, as such, shall have any liability for any obligations of the Company or any Subsidiary Guarantor under the Securities, the Indenture or the Subsidiary Guarantee or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability.

Section 13.10 Duplicate Originals.

         The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

Section 13.11 Governing Law.

         This indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law rules thereof.

Section 13.12 No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 13.13 Successors.

         All  agreements  of the Company and the  Subsidiary
Guarantors in this Indenture and the Securities shall bind their successors. All agreements of the Trustee in this Indenture shall bind its successor.

Section 13.14 Severability.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 13.15 Counterpart Originals.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 13.16 Table of Contents, Headings, etc.

         The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have causes this Indenture to be executed as of the day and year first above written.

Dated as of July 3, 1996                KEY ENERGY GROUP, INC.

                                        By:

                                        Its: Attest:

                         (SEAL)

 Dated as of July 3, 1996                YALE E. KEY, INC., as
                                     Subsidiary Guarantor

                                        By:

                                        Its:

 Attest:

                         (SEAL)

 Dated as of July 3, 1996                WELLTECH EASTERN, INC.,
as                                        Subsidiary Guarantor

                                        By:

                                        Its:

Attest:

                       (SEAL)

Dated as of July 3, 1996                ODESSA EXPLORATION,
INC., as                                        Subsidiary
Guarantor

                                        By:

                                        Its:

 Attest:

                       (SEAL)

 Dated as of July 3, 1996                KEY ENERGY DRILLING,
INC.                                        D/B/A CLINT HURT
DRILLING, as                                        Subsidiary
Guarantor

                                        By:

                                        Its:

 Attest:

                      (SEAL)



Dated as of July 3, 1996                SERVICIOS WELLTECH, SA,
as                                        Subsidiary Guarantor

                                        By:

                                        Its:

Attest:

                        (SEAL)

Dated as of July 3, 1996                 AMERICAN STOCK TRANSFER
& TRUST                                         COMPANY, as
Trustee

                                         By:

                                         Its:

Attest:

                         (SEAL)

    Exhibit A

                               (Face of Security)



                      7% CONVERTIBLE SUBORDINATED DEBENTURE
                          DUE JULY 1, 2003

 No.
      $______

                             KEY ENERGY GROUP, INC.

promises to pay to

_________________________________________________________________
____________ or its registered assigns, the principal sum of

_________________________________________________________________
____________ Dollars on July 1, 2003.

Interest Payment Dates: July 1 and January 1, commencing January
1, 1997.

Record Dates: June 15 and December 15 (whether or not a Business
Day).

                                         KEY ENERGY GROUP, INC.

                                         By:
                        Officer of the Company
                     (SEAL)

                                                Attest: This is
one of the Convertible Subordinated Debentures referred to in
the within-mentioned      By: Indenture:
                 Officer of the Company

_________________________, as Trustee

By         Authorized Signature

Dated:            ,

                               (Back of Security)

                      7% CONVERTIBLE SUBORDINATED DEBENTURE
                          DUE JULY 1, 2003

         [Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depositary Trust Company, 55 Water Street, New York, New York ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]1

         THE DEBENTURE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE, SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER
 THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE DEBENTURE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE DEBENTURE EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE DEBENTURE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH DEBENTURE EXCEPT (A) TO KEY ENERGY GROUP, INC. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO AMERICAN STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE DEBENTURE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (E) PURSUANT

- --------1   This paragraph is to be included only if the
Security is in global form.

TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE DEBENTURE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE DEBENTURE EVIDENCED HEREBY WITHIN THREE YEARS AFTER THE ORIGINAL
ISSUANCE OF SUCH DEBENTURE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO AMERICAN STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS
LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE DEBENTURE EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

         Section 1. Interest. Key Energy Group, Inc., a Maryland corporation (the "Company"), promises to pay interest on the principal amount of this 7% Convertible Subordinated Debenture due 2003 (the "Debenture") at the rate and in the manner specified below.

         The Company shall pay interest on the principal amount of this Debenture in cash at the rate per annum shown above, which rate shall be (i) subject to an increase of fifty (50) basis points (1/2%) in the event of a Servicios Guaranty Default and (ii) subject to increase as specified in the Registration Rights Agreement dated as of July 3, 1993, to which the Company is a party. The Company will pay interest (including the additional interest as a Servicios Default Payment or any additional interest referred to in such Registration Rights Agreement) semi-annually on July 1 and January 1 of each year commencing January 1, 1997, or if any such day is not a Business Day, on the next Business Day (each an "Interest Payment Date") to record holders of Debentures ("Holders") at the close of business on June 15 or December
 15 immediately preceding the applicable Interest Payment Date. A copy of the Indenture (defined below), the Registration Rights Agreement and all other agreements affecting this Debenture or the Holders may be obtained from the Company upon request.

         Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of this Debenture. To the extent lawful, the Company shall pay interest on overdue principal at the rate of 1% per annum in excess of the then applicable interest rate on this Debenture; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful.

         Section 2. Method of Payment. The Company shall pay interest on the Debentures (except defaulted interest) to Holders at the close of business on the record date next preceding the Interest Payment Date, even if such Debentures are canceled after such record date and on or before such Interest Payment Date. The Holder hereof must surrender this Debenture to a Paying Agent (as defined in the Indenture) to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal and interest by check payable in such money. It may mail an interest check to a Holder's registered address.

         Section 3. Paying Agent and Registrar. Initially, the
Trustee shall act as Paying  Agent and  Registrar.  The  Company may change any Paying Agent, Registrar or co-Registrar without notice to any Holder. The Company and any of its Subsidiaries may act in any such capacity.

         Section 4. Indenture. The Company issued the Debentures under an Indenture, dated as of July 3, 1996 (the "Indenture"), among the Company, the Subsidiary Guarantors (as defined in the Indenture) and American Stock Transfer & Trust Company, as Trustee. The terms of the Debentures include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb), as amended by the Trust Indenture Reform Act of 1990, and as in effect on the date of the Indenture. The Debentures are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Debentures. Capitalized terms used herein that are not specifically defined herein shall have the meanings set forth in the Indenture. The Debentures are unsecured general obligations of the Company limited to $52,000,000 in aggregate principal amount.

         Section 5. Optional Redemption. The Company may redeem at any time on or after July 15, 1999, all or any portion of the Securities outstanding at the following redemption prices expressed as a percentage of the principal amount thereof, if the Securities are redeemed during the 12 month period beginning July 15, of the following years:

 Year
      Percentage----

- ----------1999...................................................
 ........          104%
2000...........................................................
        103%
2001...........................................................
        102%
2002...........................................................
        101%

         Section 6. Redemption or Repurchase at Option of Holder. If there is a Change of Control (as defined in the Indenture), the Company will be required to offer to purchase on the Change of Control Payment Date (as defined in the Indenture) all outstanding Debentures at 100% of the principal amount thereof, plus accrued and unpaid interest to the date of purchase. Holders whose Debentures are subject to an offer to purchase will receive an offer to purchase from the Company prior to any related Change of Control Payment Date and may elect to have their Debentures purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

         Section 7. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder to be redeemed at its registered address. Debentures may be redeemed in part but only in whole multiples of $1,000, unless all of the Debentures held by a Holder are to be redeemed. On and after the redemption date, interest ceases to accrue on Debentures or portions of them called for redemption.

         Section 8. Conversion. Subject to the provisions of the Indenture, the Holder hereof has the right, at his option, at any time on or after July 15, 1999 and on or before the maturity, or, as to all or any portion hereof called for redemption during such period, the close of business on the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal that is $1,000 or a multiple thereof, into (A) that number of shares of the Company's Common Stock, as such shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Debenture or portion thereof to be converted by the conversion price of $9.75, or such conversion price as adjusted from time to time as provided in the Indenture, and (B) if such conversion occurs after November 1, 1996, and before July 1, 1999, an amount equal to 50% of the interest otherwise payable on the converted securities from the date of conversion through and including July 1, 1999, (the "Premium Protection Payment"), such amount payable, at the option of the Company, in cash or Common Stock based on the Closing Price of the Common Stock on the conversion date, by surrender of this Debenture, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in New York, New York, and, unless the shares issuable on conversion are to be issued in the same name as this Debenture, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or by his duly authorized attorney ; provided, however, that no Premium Protection Payments will be made after the consummation of an all cash tender offer for 100% of the Common Stock at a price per share representing a 40% or greater premium above the conversion price. No adjustments in respect of interest or dividends will be made upon any conversion; provided, however, that if the Debenture shall be surrendered for conversion during the period from the close of business on any record date for the payment of interest to the opening of business on the following interest payment date, this Debenture (unless it or the portion being converted shall have been called for redemption on a date in such period) must be accompanied by an amount, in funds acceptable to the Company, equal to the interest payable on such interest payment date on the principal amount being converted. No fractional shares will be issued upon any conversion, but an adjustment in cash shall be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Debenture or Debentures for conversion. A holder of Debentures is not entitled to any rights of a holder of Common Stock until such holder has converted his Debentures to Common Stock, and only to the extent such Debentures are to have been converted to Common Stock under the Indenture.

         Section 9.  Subordination.  The Securities are
subordinated to Senior Indebtedness (as defined in the Indenture). To the extent provided in the Indenture, Senior
Indebtedness must be paid before the Securities may be paid.

 The Company agrees, and each Holder by accepting a Security agrees, to the subordination provisions contained in the
Indenture and authorizes the Trustee to give effect to such provisions, and each Holder appoints the Trustee his attorney-in-fact for any and all such purposes.

         Section 10. Denominations, Transfer, Exchange. The Debentures are initially issued in global form. The global Debenture represents such of the outstanding Securities as shall be specified therein or endorsed thereon in accordance with the Indenture. The definitive Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. The transfer of Debentures may be registered and Debentures may be exchanged as provided in the
 Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Debenture or portion of an Debenture selected for redemption. Also, it need not exchange or register the transfer of any Debentures for a period of 15 days before a selection of Debentures to be redeemed.

         Section 11. Persons Deemed Owners. Before due presentment to the Trustee for registration of the transfer of this Debenture, the Trustee, any Agent and the Company may deem and treat the person in whose name this Debenture is registered as its absolute owner for the purpose of receiving payment of principal of and interest on this Debenture and for all other purposes whatsoever, whether or not this Debenture is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. The registered holder of an Debenture shall be treated as its owner for all purposes.

         Section 12. Amendments and Waivers. Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities, and any existing default (except a payment default) may be waived with the consent of the holders of a majority in principal amount of the then outstanding Securities. Without the consent of any Holder, the Indenture or the Securities may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of Company obligations to Holders or to make any change that does not adversely affect the rights of any Holder.

         Section 13. Defaults and Remedies. Events of default include: default in payment of interest on the Securities for 30 days; default in payment of principal of or premium on the Securities when due; failure by the Company for 60 days after notice to it to comply with its agreements in the Indenture or the Securities; defaults under and acceleration before express maturity of certain other Indebtedness that aggregates $1,000,000 or more; certain final judgments which remain undischarged if the aggregate of all such judgments exceeds $1,000,000 or more; certain final judgments which remain undischarged if the aggregate of all such judgments exceeds $1,000,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities become due and payable immediately without further action or notice and all outstanding

 Securities, and all Obligations and Claims with respect thereto, become immediately due and payable. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

         Section 14. Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, the Subsidiary Guarantors or their Affiliates, and may otherwise deal with the Company, the Subsidiary Guarantors or their Affiliates, as if it were not Trustee; provided, however, that if the Trustee acquires any conflicting interest as described in the Trust Indenture Act, it must eliminate such conflict or resign.

         Section 15. No Recourse Against Others. No director, officer, employee, agent, manager, stockholder or other Affiliates (other than the Subsidiary Guarantors), of the Company or any Subsidiary Guarantor, as such, shall have any liability for any obligations of the Company or any of the Subsidiary Guarantors under the Securities, the Indenture or the Subsidiary Guarantees or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Debentures.

         Section 16. Subsidiary Guarantees. Payment of principal, premium (if any) and interest (including interest on overdue principal and overdue interest, if lawful) is unconditionally guaranteed by certain Subsidiaries of the Company.

         Section 17.  Authentication.  This  Debenture  shall
not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         Section 18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST = Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         Section 19. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security
Identification Procedures, the Company has caused CUSIP numbers to be printed on the Debentures and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Debentures or as contained in any notice of redemption and reliance may be placed only on the other identification number placed thereon.

         Section 20. Additional Rights of Holders of Transfer Restricted Securities. In addition to the rights provided to Holders of Securities under the Indenture, Holders of Transferred Restricted Securities shall have all the rights set forth in the Registration Rights Agreement referred to in the Indenture and certain other agreements executed and delivered in connection therewith.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

                           Key Energy Group, Inc.
           255 Livingston Avenue                           New
Brunswick, New Jersey 08901                           Attn:
Francis D. John

                                 ASSIGNMENT FORM

         To assign this Security, fill in the form below: (I) or
(we) assign and transfer this Security to

                      (Insert assignee's soc. sec. or tax I.D.
no.)





              (Print or type assignee's name, address and zip code)

and irrevocably appoint                            agent to
transfer this Security on the books of the Company. The agent may substitute another to act for him.

 Date:

                              Your Signature:
                    (Sign exactly as your name appears on
                                the face of this Security)

Signature Guaranteed:



By: (THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (Banks,  Stock Brokers,  Savings and  Loan
Associations,  and Credit Unions) WITH MEMBERSHIP IN AN APPROVED
 SIGNATURE  GUARANTEE  MEDALLION  PROGRAM  PURSUANT TO S.E.C.
RULE 17Ad-15.)

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have all or any part of this
Security purchased by the Company  pursuant to Section 4.10 of the  Indenture  (Change of Control), state  the  amount  you
elect  to  have   purchased  (if  all,   write  "ALL"):
$__________________________

Date:

                            Your Signature:
                  (Sign exactly as your name appears on
                              the face of this Security)

Signature Guaranteed:



By: (THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (Banks,  Stock Brokers,  Savings and  Loan
Associations,  and Credit Unions) WITH MEMBERSHIP IN AN APPROVED
 SIGNATURE   GUARANTEE  MEDALLION  PROGRAM  PURSUANT TO S.E.C.
RULE 17Ad-15.)

                SCHEDULE OF EXCHANGES OF DEFINITIVE SECURITIES'2

The  following  exchanges  of a part  of this  Global  Security for  Definitive Securities have been made:

                       Amount of
           Principal                  Signature of
        decrease in              Amount of
Amount of this             authorized Date of
Principal                Increase in                 Global
               officer of Exchange               Amount of
         Principal                   Security
Trustee or                       this Global              Amount
of this              following such             Securities
                Security                 Global Security
    decrease (or               Custodian
                                                   increase)

- -----------------      -------------------
- ----------------------      ---------------------
- -----------------------

















- --------

2        This is to be included only if the Security is in
global form

                                      A-11



Exhibit B

                         [Form of Subsidiary Guarantee]

                              Subsidiary Guarantee

         _______________,  the undersigned (the "Subsidiary
Guarantor"), hereby expressly guarantees the performance of all obligations and duties set forth in Section 10.1 of an indenture dated June __, 1996 (the "Indenture") and hereby agrees to be jointly and severally bound with all other
Subsidiary Guarantors to all the terms, conditions and responsibilities and liabilities contained therein or that may arise by operation of law.

         Defined terms and sections of the Indenture referred to in this Guarantee are incorporated herein by reference.

                              Subsidiary Guarantor:

                              [Name]
 [Address]

                              By:

                              Name:

                              Office:

                                       B-1



